UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-04611

Exact name of registrant as specified in charter:	Aberdeen Asia-Pacific Income Fund, Inc.

Address of principal executive offices:	1900 Market Street, Suite 200
Philadelphia, PA 19103

Name and address of agent for service:	Andrea Melia
Aberdeen Standard Investments Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	1-800-522-5465

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2020

Item 1. Reports to Stockholders.

Managed Distribution Policy (unaudited)

The Board of Directors of the Aberdeen Asia-Pacific Income Fund, Inc. (the “Fund”) has authorized a managed distribution policy (“MDP”) of paying monthly distributions at an annual rate set once a year. The Fund’s current monthly distribution is set at a rate of $0.0275 per share. With each distribution, the Fund will issue a notice to shareholders and an accompanying press release which will provide detailed information regarding the amount and estimated composition of the distribution and other information required by the Fund’s MDP exemptive order. The Fund’s Board of Directors may amend or terminate the MDP at any time without prior notice to shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination of the MDP. You should not draw any conclusions about the Fund’s investment performance from the amount of distributions or from the terms of the Fund’s MDP.

Distribution Disclosure Classification (unaudited)

The Fund’s policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax rules, the amount applicable to the Fund and character of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. Dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year.

Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund’s fiscal year, October 31. Under Section 19 of the Investment Company Act of 1940, as amended (the “1940 Act”) the Fund is required to indicate the sources of certain distributions to shareholders. The estimated distribution composition may vary from month to month because it may be materially impacted by future income, expenses and realized gains and losses on securities and fluctuations in the value of the currencies in which the Fund’s assets are denominated.

Based on generally accepted accounting principles, the Fund estimates that distributions for the fiscal year commenced November 1, 2019, through the distributions declared on May 11, 2020 and June 9, 2020, consisted of 47% net investment income and 53% return of capital. The amounts and sources of distributions reported in this report are only estimates and are not being provided for tax reporting purposes.

In January 2021, a Form 1099-DIV will be sent to shareholders, which will state the amount and composition of distributions and provide information with respect to their appropriate tax treatment for the 2020 calendar year.

Aberdeen Asia-Pacific Income Fund, Inc.

Letter to Shareholders (unaudited)

Dear Shareholder,

We present this Semi-Annual Report which covers the activities of Aberdeen Asia-Pacific Income Fund, Inc. (the “Fund”) for the six-month period ended April 30, 2020. The Fund’s principal investment objective is to seek current income. The Fund may also achieve incidental capital appreciation.

Total Investment Return

For the six-month period ended April 30, 2020, the total return to shareholders of the Fund based on the net asset value (“NAV”) and market price of the Fund are as follows:

NAV*	-8.2%
Market Price*	-13.4%

* assuming the reinvestment of all dividends and distributions

The Fund’s NAV total return is based on the reported NAV for each financial reporting period end which could differ from the NAV disclosed within the financial statements. For more information on Fund performance, please see page 4 of Report of the Investment Manager.

NAV, Market Price and Discount

The below table represents comparison from current six month period end to prior fiscal year end of Market Price to NAV and associated Discount.

	NAV	Closing Market Price	Discount
4/30/2020	$4.30	$3.53	17.9%
10/31/2019	$4.88	$4.25	12.9%

Throughout the six-month period ended April 30, 2020, the Fund’s NAV was within a range of $3.98 to $4.90 and the Fund’s market price traded within a range $2.91 to $4.40. Throughout the six-month period ended April 30, 2020, the Fund’s shares traded within a range of a discount of 9.09% to 30.05%.

Special Meeting of Shareholders

On June 10, 2020 shareholders of the Fund voted to approve amendments to, or the elimination of certain of the Fund’s fundamental investment polices. Details on the amended or eliminated polices are outlined in Note 1 of the Notes to Financial

Statements. The changes to the fundamental investment policies approved will go into effect on or before June 24, 2020.

Portfolio Allocation

As of April 30, 2020, the Fund held 60.5% of its total investments in Asian debt securities, 32.6% in Australian debt securities, 4.6% in European debt securities and 2.3% in U.S. debt securities.

Of the Fund’s total investments, excluding hedges, 48.0% were held in U.S. Dollar denominated bonds issued by foreign issuers as of April 30, 2020. The rest of the Fund’s currency exposure as of April 30, 2020 was 31.9% in the Australian Dollar and 20.1% in various Asian currencies.

Of the Fund’s total investments, including hedges, 53.6% were held in U.S. Dollar denominated bonds issued by foreign issuers as of April 30, 2020. The rest of the Fund’s currency exposure as of April 30, 2020 was 25.2% in the Australian Dollar and 21.2% in various Asian currencies.

Credit Quality

As of April 30, 2020, 42.1% of the Fund’s total investments were invested in securities where either the issue or the issuer was rated A or better by S&P Global Ratings (“S&P”)*, Moody’s Investors Service, Inc. (“Moody’s”)** or Fitch Ratings, Inc. (“Fitch”)***

Managed Distribution Policy

Distributions to common shareholders for the twelve-month period ended April 30, 2020 totaled $0.33 per share. Based on the market price of $3.53 on April 30, 2020, the distribution rate over the twelve-month period ended April 30, 2020 was 9.3%. Since all distributions are paid after deducting applicable withholding taxes, the effective distribution rate may be higher for those U.S. investors who are able to claim a tax credit.

On May 11, 2020 and June 9, 2020, the Fund announced that it will pay on May 29, 2020 and June 30, 2020, respectively, a distribution of U.S. $0.0275 per share to all shareholders of record as of May 21, 2020 and June 19, 2020, respectively.

The Fund’s policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital, which is a non-taxable

*                   S&P’s ratings are expressed as letter grades that range from ‘AAA’ to ‘D’ to communicate the agency’s opinion of relative level of credit risk. Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. The investment grade category is a rating from ‘AAA’ to ‘BBB-’.

**              Moody’s is an independent, unaffiliated research company that rates fixed income securities. Moody’s assigns ratings on the basis of risk and the borrower’s ability to make interest payments. Typically, securities are assigned a rating from ‘Aaa’ to ‘C’, with ‘Aaa’ being the highest quality and ‘C’ the lowest quality.

***         Fitch is an international credit rating agency. Fitch ratings range from AAA (reliable and stable) to D (high risk).

Aberdeen Asia-Pacific Income Fund, Inc.	1

Letter to Shareholders (unaudited) (continued)

return of capital. This policy is subject to an annual review as well as regular review at the Board’s quarterly meetings, unless market conditions require an earlier evaluation.

Fund’s Leverage

The table below summarizes certain key terms of the Fund’s current leverage:

Amount ($ in millions)		Maturity
10-Year Series B Senior Secured Notes	$100	June 12, 2023
10-Year Series A Mandatory Redeemable Preferred shares	$50	June 27, 2023
15-Year Series C Senior Secured Notes	$50	February 8, 2032
15-Year Series D Senior Secured Notes	$100	August 10, 2032
15-Year Series E Senior Secured Notes	$100	June 19, 2034

The Series A Mandatory Redeemable Preferred Shares, with a liquidation value of $50 million, are rated AA by Fitch and the combined $350 million 7-year, 10-year and 15-Year Series B, C, D and E Senior Secured Notes are rated AAA by Fitch Ratings. Subsequent to April 30, 2020, Fitch Ratings downgraded to ‘AA’ from ‘AAA’ the ratings of the senior notes issued by the Fund.

We believe the Fund has been able to lock in an attractive rate cost of borrowing and extend the maturity of the leverage facility while diversifying its borrowing structure during what we believe to be a favorable current interest rate environment. A more detailed description of the Fund’s leverage can be found in the Report of the Investment Manager and the Notes to Financial Statements.

Open Market Repurchase Program

The Fund’s policy is generally to buy back Fund shares on the open market when the Fund trades at certain discounts to NAV and management believes such repurchases may enhance shareholder value. During the six-month period ended April 30, 2020 and fiscal year ended October 31, 2019, the Fund repurchased 0 and 1,284,843 shares, respectively.

Portfolio Holdings Disclosure

The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year are included in the Fund’s semiannual and annual reports to shareholders. The Fund files its complete schedule of portfolio holdings with the Securities and

Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT (previously on Form N-Q). These reports are available on the SEC’s website at http://www.sec.gov. The Fund makes the information available to shareholders upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available by August 31 of the relevant year: (i) upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465; and (ii) on the SEC’s website at http://www.sec.gov.

Unclaimed Share Accounts

Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat) unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and Fund shares could be considered “unclaimed property” due to account inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder is returned to the Fund’s transfer agent as undeliverable), or a combination of both. If your Fund shares are categorized as unclaimed, your financial advisor or the Fund’s transfer agent will follow the applicable state’s statutory requirements to contact you, but if unsuccessful, laws may require that the shares be escheated to the appropriate state. If this happens, you will have to contact the state to recover your property, which may involve time and expense. For more information on unclaimed property and how to maintain an active account, please contact your financial adviser or the Fund’s transfer agent.

COVID-19

The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for individual issuers, including the Fund, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time.

2	Aberdeen Asia-Pacific Income Fund, Inc.

Letter to Shareholders (unaudited) (concluded)

LIBOR

Under the revolving credit facility, the Fund is charged interest on amounts borrowed at a variable rate, which may be based on the London Interbank Offered Rate (“LIBOR”) plus a spread. Additionally, the Fund may invest in certain debt securities, derivatives or other financial instruments that utilize LIBOR as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement reference rate. As such, the potential effect of a transition away from LIBOR Fund’s payment obligations under the revolving credit facility and on the Fund’s investments that reference LIBOR cannot yet be determined.

Investor Relations Information

As part of Aberdeen Standard’s commitment to shareholders, we invite you to visit the Fund on the web at www.aberdeenfax.com. Here, you can view monthly fact sheets, quarterly commentary, distribution and performance information, and other Fund literature.

Enroll in our email services today and be among the first to receive the latest closed-end fund news, announcements, videos, information and important Fund documents. Sign up today at https://www.aberdeenstandard.com/en-us/cefinvestorcenter/contact- us/preferences.

Contact Us:

•                   Visit: aberdeenstandard.com/en-us/cefinvestorcenter

•                   Email: Investor.Relations@aberdeenstandard.com; or

•                   Call: 1-800-522-5465 (toll free in the U.S.).

Yours sincerely,

/s/ Christian Pittard

Christian Pittard

President

All amounts are U.S. Dollars unless otherwise stated.

Aberdeen Asia-Pacific Income Fund, Inc.	3

Report of the Investment Manager (unaudited)

Market/economic review

The six-month period ended April 30, 2020, was extremely challenging for global bond markets as the onset of coronavirus (COVID-19) disrupted economic activities. Investors feared that the subsequent economic impact would result in a recession deeper than the global financial crisis (GFC) of 2008-2009.

Prior to the outbreak of coronavirus, investor sentiment improved in late 2019 in response to the partial U.S.-China trade deal and encouraging U.S. economic data. Global stocks and currencies rallied, credit spreads tightened, and local-currency bond yields were stable. However, these reversed in early 2020, as the global pandemic brought economies worldwide to a standstill as countries imposed lockdowns. By March, panic selling hammered global equities, while bonds and credit markets battled liquidity issues. This was further compounded by a plunge in oil prices after Saudi Arabia and Russia failed to reach an agreement on production cuts, amid a drop in demand. The monetary policy tightening by many central banks globally in the fourth quarter of 2019 gave way to easing as governments rolled out emergency stimulus and central banks lowered interest rates to support local companies and citizens. The U.S. Federal Reserve (Fed) cut its benchmark interest rate by 150 basis points (bps) to a range of 0% to 0.25% in its first emergency move since the GFC, maintaining a market-friendly tone. The yield on the benchmark 10-year U.S. Treasury note subsequently fell by 105 bps to 0.64% during the reporting period. Meanwhile, in a glimpse of the potential fallout from the virus, China’s gross domestic product (GDP) contracted by 6.8% year-over year in the first quarter of 2020, while growth across the Asia-Pacific region was also weak. Nonetheless, factory output in China rose in March 2020, hinting at improving conditions.

By the end of the reporting period, some positive signs emerged as COVID-19 infection rates tapered globally. The phased-in reopening of the Chinese economy, along with the easing of social-distancing measures in some U.S. states and European countries, lifted investors’ risk appetite. Global equity prices moved higher in April 2020, while bond yields and currencies stabilized as liquidity issues abated. However, during this period, oil prices continued to decline. The drop in demand negated the largest coordinated output cut in history by the Organization of Petroleum Exporting Countries (OPEC) and its key partners. Meanwhile, the price of West Texas Intermediate crude oil futures briefly turned negative on April 20, 2020, due to the lack of storage capacity.

Asia-Pacific local-currency government bond yields initially rose in late 2019, on positive U.S.-China trade developments. However, yields subsequently moved lower as investors priced-in the various fiscal situations amid increased fiscal stimulus, monetary policy easing and deteriorating growth outlooks due to the COVID-19 pandemic. Consequently, across all Asia-Pacific markets, the yield curve steepened as the short end outperformed the long end. Overall, the Asia-Pacific region outperformed the broader emerging-markets asset class, supported by better fundamentals and lower sensitivity to commodity-price fluctuations.

At a country level, declines in economic growth rates and rising fiscal deficits in both the Philippines and Malaysia resulted in unscheduled interest-rate cuts of 50 bps by each country’s central bank. This caused 10-year benchmark bond yields to fall by 83 bps and 58 bps, respectively, over the reporting period. The fixed-income markets in Singapore and Thailand also performed well during the reporting period, with 10-year yields falling by corresponding margins of 87 bps and 55 bps. (Bond prices rise when yields decline.) Yield curves stabilized across Asian markets, many of which had steepened to multi-year highs in March. In India, 10-year yields dipped by 34 bps over the period, as investors’ concerns over fiscal slippage1 weighed on sentiment for longer-dated bonds, while two-year yields declined 94 bps on the Reserve Bank of India’s (RBI) monetary policy easing measures. China’s exit from its COVID-19-induced lockdown and gradual recovery in economic activity, combined with the anticipation of further fiscal support, caused the 10-year yield to decline 77 bps during the reporting period, while the three-year yield fell by 142 bps. The spread between short- and long-term yields also widened significantly. Conversely, Indonesia bucked the trend as investors worried about additional government bond supply to finance the widening fiscal deficit. As a result, the 10-benchmark yield rose by 87 bps over the reporting period.

Asian currencies were also volatile during the six-month period ended April 30, 2020. Prior to the outbreak of COVID-19, Asian currencies strengthened overall against the U.S. dollar amid investors’ optimism over the partial U.S.-China trade deal. However, the currencies ended the reporting period with lower values, as investors sold Asian assets for the safe-haven U.S. dollar and Japanese yen. The Thai baht declined the most, falling 6.7% versus the U.S. dollar after then government stepped in to slow the appreciating currency. The Indonesian rupiah fell 5.6% over the reporting period as foreigners continued to reduce their exposure to Indonesian assets on heightened COVID-19 concerns. The flight to safety resulted in one of the highest net outflows seen in recent years. Meanwhile, the Indian rupee depreciated by 5.5% over the reporting period, mainly during the market selloff in March 2020, as investors sold equities. In contrast, the Philippine peso performed well after the country’s central bank

1                 Fiscal slippage occurs when a government’s expenditures exceed the amount that it has budgeted.

4	Aberdeen Asia-Pacific Income Fund, Inc.

Report of the Investment Manager (unaudited) (continued)

eased monetary policy and lowered banks’ reserve-ratio requirements, with ample headroom for further measures, in our view.

Asian U.S.-dollar credit produced a negative total return for the reporting period. The performance of the asset class was positive for much of the period as the Fed made its final mid-cycle interest-rate cuts. Trade tensions between the U.S. and China also abated as the world’s two largest economies reached a partial deal. While the impact of the COVID-19 pandemic was already felt in the Asia-Pacific region in early January 2020, investors in other global markets remained fairly upbeat on the belief that the virus was confined to Asia. In March 2020, however, that illusion was shattered and massive economic shutdowns took hold across the world, triggering one of the sharpest selloffs ever seen in global credit markets. Asian credit outperformed both U.S. and emerging-market credit (excluding Asia) during the selloff. With the overall performance driven by the significant market decline in March, quasi-sovereign and sovereign debt fared better than corporate bonds, and investment-grade2 bonds outperformed high-yield issues, as investors took a defensive stance.

The pandemic pressured many sectors during the reporting period. Global travel restrictions caused prolonged shutdowns of airlines and tourism-related companies. Stay-at-home orders in most developed countries battered the retail and leisure sectors. Meanwhile, the collapse of oil prices placed the energy sector under severe stress. We expect this to result in increased leveraging for corporate issuers, while credit ratings agencies3 aggressively downgrade issuers and sectors en masse. Across Asia, a few incidents highlighted the market stress. In India, the significant downturn in the domestic bond market forced U.S. asset manager Franklin Templeton to freeze six funds, spurring the RBI to step in with an emergency liquidity infusion for other funds. Indonesia’s state-owned utility company, Perusahaan Listrik Negara (PLN) (in which the Fund has a position), denied rumored plans to postpone debt payments for 2020. However, this caused volatility among bonds from other state-owned enterprises, as well as those of PLN’s customers. In Singapore, oil trader Hin Leong (which the Fund does not hold) revealed a US$800 million loss that was not disclosed on its books, prompting investors’ concerns around its impact on banks’ credit costs and credit availability to its peers. Elsewhere, airline operator Virgin Australia Holdings Ltd. (in which the Fund has a position) became one of Asia’s first COVID-19-related defaults, with the company entering voluntary administration after the government rejected its request for a US$1.4 billion bailout. In contrast, Chinese conglomerate HNA Group Co. Ltd. (which the Fund does not hold), which is also under financial stress, obtained approval to extend the maturities of its issues, despite objections from most bondholders. In our view, the two circumstances of Virgin Australia and HNA Group provide a good comparison of the differences in insolvency situations, and in investor and issuer approaches to default.

Fund performance review

Aberdeen Asia-Pacific Income Fund returned -8.2% for the six-month period ended April 30, 2020, versus the -2.1% return of its blended benchmark. The Fund’s overall performance was driven largely by the significant market selloff in March 2020.

One of the main drivers of the Fund’s underperformance for the reporting period was the exposure to U.S.-dollar Asian-corporate debt. Volatility characteristics of Asian credit changed substantially during the period, as spreads reached levels previously seen during the European debt crisis in 2011. This led to significant negative returns over the period, with much of the decline in March alone. Notably, allocations to Indian and Indonesian corporate bonds and Middle Eastern credit underperformed, while the Fund’s positions in Chinese financials, regional investment-grade and high-yield quasi-sovereign bonds and South Korean corporate bonds performed relatively well over the period.

Local-currency government bonds also detracted from the Fund’s relative performance for the reporting period. These markets stabilized by the end of the period, with bond yields somewhat anchored due to aggressive monetary policy easing, albeit separating in March 2020, on the back of capital outflows, as investors sought liquidity. Within local-currency sovereign debts, the underweight allocations to low yielding markets, such as China, Singapore and South Korea weighed on Fund performance as yields in these markets moved lower over the reporting period, even factoring in some volatility in March. Conversely, the Fund’s overweight position in India offset some of the losses. Fund performance also benefited from the overweight exposure to Malaysia, which we reduced prior to the March sell-off and subsequently re-entered after the downturn.

2            Companies whose bonds are rated as “investment-grade’“ have a lower chance of defaulting on their debt than those rated as “non-investment grade.” Bonds rated BBB or above by credit rating agencies Standard and Poor’s and Fitch or Baa3 or above by Moody’s are classified as investment-grade.

3            Moody’s Investors Service, S&P Global Ratings, and Fitch are international credit rating agencies. Moody’s assigns a rating from ‘Aaa’ to ‘C’, with ‘Aaa’ being the highest quality and ‘C’ the lowest quality. S&P’s and Fitch’s ratings are expressed as letter grades that range from “AAA” to “D” to communicate each agency’s opinion of relative level of credit risk. Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. The investment grade category is a rating from AAA to BBB-.

Aberdeen Asia-Pacific Income Fund, Inc.	5

Report of the Investment Manager (unaudited) (continued)

The Fund’s holdings in local-currency high-yield debt hampered performance for the reporting period. While Fund performance benefited from the underweight exposure to Indonesia, underweight positions in Indian corporate bonds and quasi-sovereign issues were detractors. However, the largest positive contributor to Fund performance for the reporting period was the position in U.S. securities, which are not represented in the blended benchmark. Finally, the Fund’s exposure to Australia and New Zealand had a virtually neutral impact on relative performance as the underweight allocation and long-duration position relative to the benchmark contributed to Fund performance.

The Fund’s investment objective is to seek current income. The Fund may also achieve incidental capital appreciation. The Fund will seek to achieve its investment objective through investment in debt securities of companies domiciled in the Asia-Pacific region (including Australia). Over the 12-month period, the Fund issued total distributions of $0.165 per share.

Although the marking-to-market4 of the interest-rate swaps5 that are used to hedge U.S. interest-rate risk associated with the Fund’s leverage detracted from the absolute performance for the reporting period, the overall impact on performance from the Fund’s use of derivatives over the period was positive, attributable to the hedging of the Australian dollar and Asian currency risks.

Outlook

The downturn in the global financial markets in the first quarter of 2020 was historic. Within the span of a few weeks, the dramatic spread of the COVID-19 pandemic across developed markets resulted in increasing containment measures, leading to a significant repricing of all asset classes. However, by early June 2020, several economies had begun to ease lockdowns and restart activities. Based on this factor, combined with sizeable global and regional fiscal stimuli, as well as the massive coordinated provision of liquidity by central banks and market stabilization programs globally, we believe that the economic growth outlook is beginning to improve, while investor sentiment is recovering. Markets have already regained a sizeable amount of the ground lost in March, as global investors attempt to add risk to their portfolios amid what they perceive as attractive valuations. While some markets, such as U.S. equities, have already regained nearly all of their losses since March, we believe that valuations in Asia remain cheap, particularly in the credit markets. Therefore, we have reallocated the Fund’s risk into Asian credit.

The Asian rates market also remains supported in a “lower-for-longer” interest-rate environment. Additionally, most governments globally have maintained fiscal prudence over the years, providing fiscal space to fund the COVID-19-induced rescue packages. Meanwhile, trade tensions between the U.S. and China have resurfaced, but we believe that the situation may ease in the near term, as U.S. domestic issues take precedence in the run-up to the U.S. presidential election in November 2020. Asian currencies have been relatively more stable than their emerging-market and G106 counterparts, supported by better external balances7 and high foreign-exchange reserves.

Loan facilities and the use of leverage

The amounts borrowed under the Revolving Credit Facility, the Notes and the Series A MRPS (each as defined below) may be invested to seek to return higher rates than the rates pursuant to which interests or dividends are paid under such forms of leverage. However, the cost of leverage could exceed the income earned by the Fund on the proceeds of such leverage. To the extent that the Fund is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Fund’s common stock will decrease. In addition, in the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage.

The Fund employed leverage obtained via bank borrowing and other forms of leverage during the six-month period ended April 30, 2020. On March 31, 2020, the Fund paid down the outstanding $100 million of the Fund’s existing 7-year Series A senior secured notes. Between March 12, 2020 and March 19, 2020, the Fund paid down its entire $81 million outstanding revolving credit facility balance. On June 19, 2019, the Fund entered into a note purchase agreement with

4            Marking-to-market is a method of measuring the fair value of accounts that can fluctuate over time, such as assets and liabilities.

5            An interest-rate swap is a contract in which one stream of future interest payments is exchanged for another based on a specified principal amount. Interest rate swaps usually involve the exchange of a fixed interest rate for a floating rate, or vice versa, to reduce or increase exposure to fluctuations in interest rates or to obtain a marginally lower interest rate than would have been possible without the swap.

6            The G10 comprises 10 industrialized nations that meet on an annual basis or more frequently, as necessary, to consult each other, debate and cooperate on international financial matters. The member countries are Belgium, Canada, France, Germany, Italy, Japan, the Netherlands, Sweden, the United Kingdom, and the United States, with Switzerland playing a minor role.

7            External balance occurs when the money that a country brings in from exports is roughly equal to the total that it spends on imports.

6	Aberdeen Asia-Pacific Income Fund, Inc.

Report of the Investment Manager (unaudited) (continued)

institutional investors relating to the private placement of $100 million of Series E senior secured notes rated `AAA’ by Fitch Ratings. Net proceeds of the Series E notes were used to pay down $100 million of the Fund’s existing 4-year Term Loan B originally maturing on December 12, 2019 (the “Term B Facility”). On August 10, 2017, the Fund entered into a note purchase agreement with institutional investors relating to the private placement of $100 million of Series D senior secured notes rated ‘AAA’ by Fitch Ratings. Net proceeds of the Series D notes were used to pay down $100 million of the Fund’s existing 5-year Term Loan A originally maturing on June 12, 2018 (the “Term A Facility”). On February 8, 2017, the Fund entered into a note purchase agreement with institutional investors relating to the private placement of $50 million of Series C senior secured notes rated ‘AAA’ by Fitch Ratings. Net proceeds of the Series C notes were used to refinance $50 million of the Fund’s existing syndicated revolving credit facility (the “Revolving Credit Facility”). On April 7, 2017, the Fund renewed its $100 million Revolving Credit Facility for a 3-year period with a syndicate of banks. On June 12, 2013, the Fund entered into a note purchase agreement with institutional investors relating to the private placement of $200 million of Series A and Series B senior secured notes rated `AAA’ by Fitch Ratings, $100 million due June 12, 2020 and $100 million due June 12, 2023 (the “Notes”). On the same day, the Fund also entered into a term loan agreement providing for $200 million in secured term loans from Bank of America, N.A., $100 million due June 12, 2016 (on December 14, 2015, the maturity of this loan was extended to December 14, 2019) and $100 million due June 12, 2018 (the “Term Loan Facility”), which was refinanced as outlined above. On June 27, 2013, the Fund issued a private offering of 2 million shares of Series A Mandatory Redeemable Preferred Shares due June 25, 2023 (the “Series A MRPS”). The Series A MRPS have a liquidation value of $50 million and are rated ‘AA’ by Fitch Ratings. The Fund’s revolving credit facility outstanding balance as of April 30, 2020 was $0 and the total amount of outstanding leverage was $400 million.

The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The funds borrowed pursuant to the Revolving Credit Facility and the Notes may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund is limited in its ability to declare dividends or other distributions under the terms of the various forms of leverage. In the event of an event of default under either the Revolving Credit Facility or Term Loan Facility, the lenders have the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. In the event of an event of default under the Note Purchase Agreement, the holders of the Notes have the right to cause a liquidation of the collateral (i.e., cause the sale of portfolio securities and other assets of the Fund). A liquidation of the Fund’s collateral assets in an event of default, or a voluntary paydown of the Revolving Credit Facility, Series A MRPS or the Notes in order to avoid an event of default, would typically involve administrative expenses and sometimes penalties. Additionally, such liquidations often involve selling off of portions of the Fund’s assets at inopportune times which can result in losses when markets are unfavorable.

Each of the Revolving Credit Facility Agreement, the Term Loan Agreement, the Note Purchase Agreement, and the Securities Purchase Agreement relating to the Series A MRPS includes usual and customary covenants for the applicable type of transaction. These covenants impose on the Fund asset coverage requirements, Fund composition requirements and limits on certain investments, such as illiquid investments, which are more stringent than those imposed on the Fund by the 1940 Act. The covenants or guidelines could impede the Fund’s investment manager, investment adviser, or sub-adviser from fully managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. Furthermore, non-compliance with such covenants or the occurrence of other events could lead to the cancellation of any and/or all of the forms of leverage. As of April 30, 2020, the Fund was in compliance with all covenants under the agreements relating to the various forms of leverage. In 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement reference rate. As such, the potential effect of a transition away from LIBOR on the Fund’s payment obligations under its leveraged capital structure cannot yet be determined.

On May 14, 2020, Fitch Ratings downgraded to ‘AA’ from ‘AAA’ the ratings of the outstanding Series B-E senior secured notes issued by the Fund and has placed the outstanding Series B-E senior secured note ratings on Rating Watch Negative (RWN). On the same date, Fitch Ratings also placed the ‘AA’ rated Series A MRPS on RWN.

As indicated in the May 14, 2020 Fitch Ratings press release, the ratings downgrades and RWNs reflect recent extreme market volatility and reduced asset liquidity, which have quickly eroded asset coverage cushions for closed-end funds and challenged fund managers’ ability to deleverage. The Fund was able to manage leverage and asset coverage in line with required guidelines specified in transaction documentation. Risks remain with regards to the Fund’s ability to sell assets at sufficient valuations at stress levels corresponding to the current high ratings. This is particularly the case as the current period

Aberdeen Asia-Pacific Income Fund, Inc.	7

Report of the Investment Manager (unaudited) (concluded)

of heightened economic stress has not fully played out, and there are downside risks to Fitch’s base case, with potential additional market volatility and/or reduced asset liquidity.

Interest rate swaps

The Fund may enter into interest rate swaps to efficiently gain interest rate exposure and hedge interest rate risk. In connection with the pay down of the outstanding revolver, all open swap positions were closed in March of 2020. As of April 30, 2020, the Fund held no interest rate swap agreements.

A significant risk associated with interest rate swaps is the risk that the counterparty may default or file for bankruptcy, in which case the Fund would bear the risk of loss of the amount expected to be received under the swap agreements. There can be no assurance that the Fund will have an interest rate swap in place at any given time nor can there be any assurance that, if an interest rate swap is in place, it will be successful in hedging the Fund’s interest rate risk with respect to the loan facility. The implementation of this strategy is at the discretion of the Leverage Committee of the Board.

Risk considerations

Past performance is not an indication of future results.

International investing entails special risk considerations, including currency fluctuations, lower liquidity, economic and political risks, and differences in accounting methods; these risks are generally heightened for emerging market investments. Concentrating investments in the Asia-Pacific region subjects the Fund to more volatility and greater risk of loss than geographically diverse funds.

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase).

Aberdeen Standard Investments (Asia) Limited

8	Aberdeen Asia-Pacific Income Fund, Inc.

Total Investment Return (unaudited)

The following table summarizes the average annual Fund performance for the 6-Month, 1-year, 3-year, 5-year and 10-year periods as of April 30, 2020.

	6 Months	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	-8.2%	-2.9%	0.8%	1.6%	2.9%
Market Price	-13.4%	-7.1%	-2.8%	-0.3%	0.9%

Returns represent past performance. Total investment return at NAV is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program. All return data at NAV includes fees charged to the Fund, which are listed in the Fund’s Statement of Operations under “Expenses.” Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE American (formerly, NYSE MKT) during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program. The Fund’s total investment return is based on the reported NAV on the financial reporting period ended April 30, 2020. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.aberdeenfax.com or by calling 800-522-5465.

The annualized net operating expense ratio based on the six-month period ended April 30, 2020 was 3.01%. The annualized net operating expense ratio, excluding interest expense and distributions to Series A Mandatory Redeemable Preferred Shares, based on the six-month period ended April 30, 2020 was 1.32%.

Aberdeen Asia-Pacific Income Fund, Inc.	9

Portfolio Composition (unaudited)

Quality of Investments(1)

As of April 30, 2020, 42.1% of the Fund’s total investments were invested in securities where either the issue or the issuer was rated “A” or better by S&P, Moody’s or Fitch or, if unrated, was judged to be of equivalent quality by the Investment Manager. The table below shows the asset quality of the Fund’s portfolio as of April 30, 2020, compared to October 31, 2019 and April 30, 2019:

Date	AAA/Aaa %	AA/Aa %	A %	BBB/Baa %	BB/Ba* %	B* %	CCC* %	NR** %
April 30, 2020	26.1	6.6	9.4	24.4	7.8	5.3	0.1	20.3
October 31, 2019	24.9	6.8	9.1	24.4	7.0	4.9	0.2	22.7
April 30, 2019	28.1	9.0	10.1	24.9	4.9	2.8	0.2	20.0

*                   Below investment grade

**              Not Rated

(1)         For financial reporting purposes, credit quality ratings shown above reflect the lowest rating assigned by S&P, Moody’s or Fitch if ratings differ. These rating agencies are independent, nationally recognized statistical rating organization and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated NR are not rated by rating agencies. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change. Aberdeen Standard Investments (Asia) Limited (or the “Investment Manager”) evaluated the credit quality of unrated investments based upon, but not limited to, credit ratings for similar investments.

Geographic Composition

The table below shows the geographical composition (with U.S. Dollar-denominated bonds issued by foreign issuers allocated into country of issuance) of the Fund’s total investments as of April 30, 2020, compared to October 31, 2019 and April 30, 2019:

Date	Asia (including NZ) %	Australia %	Europe %	United States %
April 30, 2020	60.5	32.6	4.6	2.3
October 31, 2019	61.1	30.8	5.8	2.3
April 30, 2019	59.6	34.4	5.3	0.7

Currency Composition

The table below shows the currency composition, including hedges, of the Fund’s total investments as of April 30, 2020, compared to October 31, 2019 and April 30, 2019:

Date	US Dollar* %	Australian Dollar %	Asian Currencies (including NZ Dollar) %
April 30, 2020	53.6	25.2	21.2
October 31, 2019	50.8	23.2	26.0
April 30, 2019	51.2	27.2	21.6

*              Includes U.S. Dollar-denominated bonds issued by foreign issuers: 48.0% of the Fund’s total investments on April 30, 2020, 42.3% of the Fund’s total investments on October 31, 2019, and 39.7% of the Fund’s total investments on April 30, 2019.

10	Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio Composition (unaudited) (concluded)

Maturity Composition

As of April 30, 2020, the average maturity of the Fund’s total investments was 8.3 years, compared with 8.1 years at October 31, 2019 and compared with 8.1 years at April 30, 2019. The following table shows the maturity composition of the Fund’s investments as of April 30, 2020, compared to October 31, 2019 and April 30, 2019:

Date	Under 3 Years %	3 to 5 Years %	5 to 10 Years %	10 Years & Over %
April 30, 2020	28.0	20.6	33.5	17.9
October 31, 2019	29.0	24.0	30.2	16.8
April 30, 2019	28.1	22.6	31.8	17.5

*                   Unaudited

Modified Duration

As of April 30, 2020, the modified duration of the Fund was 5.17 years. This calculation excludes the interest rate swaps that are used to manage the leverage of the overall Fund. Excluding swaps will increase portfolio duration.

*                    Modified duration is a measure of the sensitivity of the price of a bond to the fluctuation in interest rates.

Aberdeen Asia-Pacific Income Fund, Inc.	11

Summary of Key Rates (unaudited)

The following table summarizes the movements of key interest rates and currencies from April 30, 2020 compared to October 31, 2019 and April 30, 2019.

		Apr-20	Oct-19	Apr-19
Australia	90 day Bank Bills	0.10%	0.94%	1.56%
	10 yr bond	0.25%	0.82%	1.29%
	currency USD per 1 AUD	$0.65	$0.69	$0.70
South Korea	90 day commercial paper	1.10%	1.44%	1.84%
	10 yr bond	1.52%	1.73%	1.85%
	currency local per 1USD	₩1218.45	₩1163.45	₩1168.15
Thailand	3 months deposit rate	0.50%	1.00%	1.00%
	10 yr bond	1.14%	1.53%	2.44%
	currency local per 1USD	฿32.36	฿30.20	฿31.93
Philippines	90 day T-Bills	4.64%	4.64%	4.64%
	10 yr bond	7.67%	7.67%	7.67%
	currency local per 1USD	₱50.41	₱50.75	₱52.11
Malaysia	3-month T-Bills	2.35%	3.05%	3.28%
	10 yr bond	2.89%	3.41%	3.79%
	currency local per 1USD	RM4.30	RM4.18	RM4.13
Singapore	3-month T-Bills	0.41%	1.72%	2.00%
	10 yr bond	0.90%	1.78%	2.17%
	currency local per 1USD	S$1.41	S$1.36	S$1.36
India	3-month T-Bills	6.11%	6.11%	6.11%
	10 yr bond	6.11%	6.68%	7.59%
	currency local per 1USD	₹75.10	₹70.93	₹69.55
Indonesia	3 months deposit rate	5.53%	5.95%	6.28%
	10 yr bond	7.83%	6.98%	7.80%
	currency local per 1USD	Rp14875.00	Rp14037.00	Rp14250.00
China Onshore	3-month Bill Yield	2.63%	2.63%	2.63%
	10 yr bond	2.51%	3.28%	3.40%
	currency local per 1USD	¥7.05	¥7.04	¥6.74
Sri Lanka	3-month Generic Govt Yield	6.80%	7.65%	9.28%
	10 yr bond	9.21%	10.39%	11.13%
	currency local per 1USD	Rs190.50	Rs181.60	Rs176.20
Yankee Bonds	Indonesia	3.38%	2.87%	3.65%
	Sri Lanka	16.69%	7.07%	7.24%

12	Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (unaudited)

As of April 30, 2020

Principal Amount (000) or Shares		Description	Value (US$)
CORPORATE BONDS—69.7%
AUSTRALIA—1.7%
AUD	2,500	APT P`ipelines Ltd., 7.75%, 07/22/2020(a)	$ 1,651,884
USD	6,000	Australia and New Zealand Banking Group Ltd., (fixed rate to 06/15/2026, variable rate thereafter), 6.75%, 06/15/2026(a)(b)	6,435,000
USD	9,100	Santos Finance Ltd., 4.13%, 06/14/2027(a)(c)	8,756,329
USD	4,792	Virgin Australia Holdings Ltd., 8.13%, 05/15/2024(a)(c)(f)	718,800
			17,562,013
CHINA—19.9%
USD	5,100	Baidu, Inc., 4.88%, 08/14/2028(c)	5,823,610
USD	8,100	Bluestar Finance Holdings Ltd., 3.38%, 07/16/2024(a)	8,108,266
CNY	10,000	Central Huijin Investment, 3.67%, 01/16/2024	1,480,746
SGD	1,250	China Aoyuan Group Ltd., 7.15%, 09/07/2020(a)	901,611
USD	6,400	China Aoyuan Group Ltd., 7.95%, 09/07/2020(a)	6,449,158
USD	3,800	China Construction Bank Corp., (fixed rate to 02/27/2024, variable rate thereafter), 4.25%, 02/27/2024(a)(c)	3,974,186
CNH	8,000	China Development Bank Hong Kong, 3.20%, 09/21/2023	1,142,232
CNY	10,000	China National Petroleum Corp., 3.72%, 09/20/2021	1,454,928
USD	3,500	China Oil & Gas Group Ltd., 5.50%, 07/25/2021(a)(c)	3,294,944
USD	5,600	China Overseas Finance Cayman VIII Ltd., 3.45%, 07/15/2029(a)	5,840,853
USD	4,000	Chinalco Capital Holdings Ltd., 4.25%, 04/21/2022(a)	3,923,886
USD	3,700	CIFI Holdings Group Co. Ltd., 6.00%, 01/16/2023(a)(c)	3,470,553
USD	7,000	CIFI Holdings Group Co. Ltd., 6.55%, 03/28/2022(a)(c)	6,930,086
USD	3,500	CNAC HK Finbridge Co. Ltd., 3.50%, 07/19/2022(a)	3,523,658
USD	7,500	CNOOC Curtis Funding No 1 Pty Ltd., 4.50%, 10/03/2023(a)	8,092,162
USD	5,000	Country Garden Holdings Co. Ltd., 7.25%, 04/08/2023(a)(c)	5,161,081
USD	3,110	Country Garden Holdings Co. Ltd., 8.00%, 09/27/2021(a)(c)	3,281,246
MYR	10,000	Country Garden Real Estate Sdn Bhd, 6.40%, 05/06/2022	2,441,698
SGD	2,500	Eastern Air Overseas Hong Kong Co. Ltd., 2.80%, 11/16/2020(a)	1,756,565
USD	6,800	ENN Clean Energy International Investment Ltd., 7.50%, 02/27/2021(a)	6,697,180
USD	3,200	Fufeng Group Ltd., 5.88%, 08/28/2021(a)	3,247,424
USD	3,000	Geely Automobile Holdings Ltd., 3.63%, 01/25/2023(a)	2,918,730
USD	5,400	HBIS Group Hong Kong Co. Ltd., 3.75%, 12/18/2022(a)	5,271,751
USD	3,470	Health & Happiness H&H International Holdings Ltd., 5.63%, 10/24/2021(a)(c)	3,418,028
USD	3,500	Huarong Finance II Co. Ltd., 3.25%, 06/03/2021(a)	3,509,345
USD	2,500	Huarong Finance II Co. Ltd., 5.50%, 01/16/2025(a)	2,670,850
USD	3,000	JD.com, Inc., 3.38%, 10/14/2029(c)	3,090,996
USD	6,300	Logan Property Holdings Co. Ltd., 6.88%, 05/28/2020(a)(c)	6,339,308
USD	6,650	Longfor Group Holdings Ltd., 3.95%, 09/16/2029(a)	6,450,768
USD	4,700	Poly Real Estate Finance Ltd., 3.95%, 02/05/2023(a)	4,780,370
USD	1,000	Poly Real Estate Finance Ltd., 4.75%, 09/17/2023(a)	1,049,386
USD	5,000	Powerchina Real Estate Group Ltd., 4.50%, 12/06/2021(a)	5,107,950
USD	5,760	Ronshine China Holdings Ltd., 8.10%, 12/09/2021(a)(c)	5,592,504
USD	3,400	Semiconductor Manufacturing International Corp., 2.69%, 02/27/2025(a)	3,331,666
USD	3,091	Shanghai Port Group BVI Development Co. Ltd., 2.85%, 09/11/2029(a)	3,126,139
USD	10,300	Shimao Property Holdings Ltd., 5.60%, 07/15/2023(a)(c)	10,305,100
USD	3,000	Sinochem International Development Pte Ltd., 3.13%, 07/25/2022(a)	3,027,720
USD	5,200	Sinopec Capital 2013 Ltd., 3.13%, 04/24/2023(a)	5,449,340
USD	5,900	Sinopec Group Overseas Development 2014 Ltd., 4.38%, 04/10/2024(a)	6,381,840
USD	7,238	State Grid Overseas Investment 2016 Ltd., 3.50%, 05/04/2027(a)	7,873,580

Aberdeen Asia-Pacific Income Fund, Inc.	13

Portfolio of Investments (unaudited) (continued)

As of April 30, 2020

Principal Amount (000) or Shares		Description	Value (US$)
CORPORATE BONDS (continued)
CHINA (continued)
USD	3,778	Sunny Express Enterprises Corp., 3.13%, 04/23/2030(a)	$ 3,760,087
USD	7,200	Vanke Real Estate Hong Kong Co. Ltd., 3.50%, 11/12/2029(a)	7,089,985
USD	6,100	Weibo Corp., 3.50%, 06/05/2024(c)	6,178,609
USD	7,000	Wuhan Metro Group Co. Ltd., (fixed rate to 12/05/2021, variable rate thereafter), 5.98%, 12/05/2021(a)(b)	7,069,947
USD	4,000	Zhenro Properties Group Ltd., 7.88%, 01/14/2023(a)(c)	3,593,406
USD	7,400	Zhenro Properties Group Ltd., 9.15%, 03/08/2021(a)(c)	7,394,226
			211,777,704
ECUADOR—0.1%
USD	2,427	International Airport Finance SA, 12.00%, 03/15/2024(a)(c)	1,504,740
			1,504,740
GERMANY—1.2%
SGD	3,200	Deutsche Bank AG, 4.10%, 02/14/2021	2,292,340
AUD	5,000	Kreditanstalt fuer Wiederaufbau, 6.00%, 08/20/2020 (d)	3,312,386
AUD	10,000	Landwirtschaftliche Rentenbank, 4.75%, 04/08/2024(d)	7,494,056
			13,098,782
HONG KONG—3.2%
USD	4,840	CK Hutchison International 17 Ltd., 2.88%, 04/05/2022(a)	4,922,093
USD	3,900	Far East Consortium International Ltd., 3.75%, 09/08/2021(a)	3,747,660
USD	15,500	Hutchison Whampoa Finance CI Ltd., 7.50%, 08/01/2027(a)	20,587,937
USD	980	Hutchison Whampoa International 03/33 Ltd., 7.45%, 11/24/2033(a)	1,496,572
USD	2,871	Standard Chartered PLC, 3.95%, 01/11/2023(a)	2,896,882
			33,651,144
INDIA—16.7%
USD	7,302	Adani Electricity Mumbai Ltd., 3.95%, 02/12/2030(a)	6,190,228
USD	6,910	Adani Green Energy UP Ltd. / Prayatna Developers Pvt Ltd./Parampujya Solar Energy Pvt Ltd., 6.25%, 12/10/2024(a)	6,731,031
USD	3,050	Adani Transmission Ltd., 4.00%, 08/03/2026(a)	2,798,807
USD	4,010	Adani Transmission Ltd., 4.25%, 05/21/2036(a)(e)	3,498,745
INR	200,000	Axis Bank Ltd., 7.60%, 10/20/2023	2,722,000
INR	500,000	Axis Bank Ltd., 8.85%, 12/05/2024	7,115,624
USD	7,030	Azure Power Solar Energy Pvt Ltd., 5.65%, 09/24/2022(a)(c)	6,435,965
USD	3,300	Bharti Airtel International Netherlands BV, 5.35%, 05/20/2024(a)	3,420,813
USD	5,173	GMR Hyderabad International Airport Ltd., 5.38%, 04/10/2024(a)	4,528,573
INR	750,000	HDFC Bank Ltd., 7.95%, 09/21/2026	10,313,456
INR	100,000	Housing Development Finance Corp. Ltd., 7.90%, 08/24/2026	1,342,071
INR	100,000	Housing Development Finance Corp. Ltd., 8.05%, 06/20/2022	1,348,201
INR	250,000	Housing Development Finance Corp. Ltd., 8.58%, 03/18/2022	3,397,377
INR	100,000	Housing Development Finance Corp. Ltd., 8.65%, 09/18/2020	1,344,210
INR	550,000	Housing Development Finance Corp. Ltd., 9.05%, 11/20/2023	7,692,851
USD	6,500	ICICI Bank Ltd., 4.00%, 03/18/2026(a)	6,175,060
INR	400,000	ICICI Bank Ltd., 7.60%, 10/07/2023	5,460,574
INR	250,000	ICICI Bank Ltd., 9.15%, 08/06/2024	3,637,393
USD	5,732	India Infoline Finance Ltd., 5.88%, 04/20/2023(a)	3,642,683
USD	2,000	Indiabulls Housing Finance Ltd., 6.38%, 05/28/2022(a)	1,080,991
INR	200,000	Indiabulls Housing Finance Ltd., 8.90%, 09/26/2021(f)	2,585,498
INR	100,000	Indiabulls Housing Finance Ltd., 9.00%, 04/29/2026(f)	1,340,274

14	Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2020

Principal Amount (000) or Shares		Description	Value (US$)
CORPORATE BONDS (continued)
INDIA (continued)
INR	300,000	Indiabulls Housing Finance Ltd., 9.08%, 12/31/2021(f)	$ 4,047,329
INR	50,000	Indian Railway Finance Corp. Ltd., 8.45%, 12/04/2028	712,348
INR	150,000	National Highways Authority of India, 7.70%, 09/13/2029	2,035,637
USD	6,800	Neerg Energy Ltd., 6.00%, 05/29/2020(a)(c)	6,123,247
INR	50,000	NTPC Ltd., 8.05%, 05/05/2026	704,272
INR	250,000	NTPC Ltd., 8.10%, 05/27/2026	3,574,309
USD	7,000	Power Finance Corp. Ltd., 4.50%, 06/18/2029(a)	6,408,996
INR	250,000	Power Finance Corp. Ltd., 8.39%, 04/19/2025	3,461,726
INR	400,000	Power Finance Corp. Ltd., 8.65%, 12/28/2024	5,579,555
INR	150,000	Power Grid Corp. of India Ltd., 8.13%, 04/25/2027	2,138,325
INR	500,000	Power Grid Corp. of India Ltd., 8.13%, 04/25/2028	7,142,340
USD	7,200	REC Ltd., 3.50%, 12/12/2024(a)	6,634,728
INR	150,000	REC Ltd., 8.10%, 06/25/2024	2,103,735
USD	2,550	Reliance Industries Ltd., 4.13%, 01/28/2025(a)	2,618,285
INR	800,000	Reliance Industries Ltd., 8.30%, 03/08/2022	10,833,904
INR	250,000	Reliance Industries Ltd., 8.95%, 10/05/2020	3,364,980
INR	200,000	Rural Electrification Corp. Ltd., 8.44%, 12/04/2021	2,719,729
INR	150,000	Rural Electrification Corp. Ltd., 9.34%, 08/25/2024	2,124,015
INR	70,000	Rural Electrification Corp. Ltd., 9.35%, 06/15/2022	969,796
INR	300,000	State of Maharashtra India, 7.20%, 08/09/2027	4,118,981
INR	100,000	Tata Motors Ltd., 9.73%, 10/01/2020	1,333,787
USD	6,500	UPL Corp. Ltd., 3.25%, 10/13/2021(a)	6,305,000
			177,857,449
INDONESIA—4.5%
IDR	20,000,000	Adira Dinamika Multi Finance Tbk PT, 7.80%, 10/04/2022	1,358,924
IDR	10,000,000	Astra Sedaya Finance PT, 8.80%, 02/13/2022	690,286
USD	3,250	Bank Rakyat Indonesia Persero Tbk PT, 3.95%, 03/28/2024(a)	3,183,417
IDR	10,000,000	Bank Rakyat Indonesia Persero Tbk PT, 8.25%, 08/24/2024	668,235
USD	1,000	Bank Tabungan Negara Persero Tbk PT, 4.20%, 01/23/2025(a)	880,437
IDR	10,000,000	Federal International Finance PT, 8.80%, 03/12/2022	683,563
USD	5,326	FPC Treasury Ltd., 4.50%, 04/16/2023(a)	5,195,505
IDR	20,000,000	Lembaga Pembiayaan Ekspor Indonesia, 8.45%, 07/09/2022	1,370,487
USD	5,888	LLPL Capital Pte Ltd., 6.88%, 02/04/2039(a)(e)	5,983,642
USD	4,565	Medco Oak Tree Pte Ltd., 7.38%, 05/14/2023(a)(c)	2,874,577
USD	2,150	Medco Platinum Road Pte Ltd., 6.75%, 01/30/2022(a)(c)	1,312,575
USD	3,400	Perusahaan Listrik Negara PT, 3.88%, 07/17/2029(a)	3,298,000
USD	6,129	Perusahaan Listrik Negara PT, 6.15%, 05/21/2048(a)	6,680,610
IDR	12,000,000	Perusahaan Listrik Negara PT, 8.25%, 07/05/2023	810,514
USD	6,800	Sri Rejeki Isman Tbk PT, 7.25%, 10/16/2022(a)(c)	5,102,648
USD	6,739	TBG Global Pte Ltd., 5.25%, 05/29/2020(a)(c)	6,472,809
IDR	20,000,000	Wijaya Karya Persero Tbk PT, 7.70%, 01/31/2021(a)	1,200,877
			47,767,106
MALAYSIA—2.5%
MYR	1,500	Cagamas Bhd, 4.45%, 11/25/2020	352,240
MYR	5,000	CIMB Group Holdings Bhd, 4.95%, 03/29/2023(c)	1,213,234
MYR	5,000	DRB-Hicom Bhd, 5.10%, 12/12/2029	1,123,964
MYR	5,000	Malayan Banking Bhd, (fixed rate to 09/25/2024, variable rate thereafter), 4.08%, 09/25/2024(b)	1,182,279

Aberdeen Asia-Pacific Income Fund, Inc.	15

Portfolio of Investments (unaudited) (continued)

As of April 30, 2020

Principal Amount (000) or Shares		Description	Value (US$)
CORPORATE BONDS (continued)
MALAYSIA (continued)
USD	3,000	Petronas Capital Ltd., 3.50%, 01/21/2030(a)(c)	$ 3,141,746
USD	3,150	Petronas Capital Ltd., 4.55%, 10/21/2049(a)(c)	3,412,937
USD	7,050	Press Metal Labuan Ltd., 4.80%, 10/30/2020(a)(c)	5,608,156
USD	3,736	RHB Bank Bhd, 2.50%, 10/06/2021(a)	3,809,562
USD	7,000	TNB Global Ventures Capital Bhd, 3.24%, 10/19/2026(a)	7,119,526
			26,963,644
MONGOLIA—0.2%
USD	3,400	Mongolian Mining Corp./Energy Resources LLC, 9.25%, 04/15/2021(a)(c)	2,024,471
NETHERLANDS—0.4%
USD	5,050	Samvardhana Motherson Automotive Systems Group BV, 4.88%, 05/08/2020(a)(c)	4,446,443
NORWAY—0.5%
AUD	7,000	Kommunalbanken AS, 4.50%, 04/17/2023(a)	5,059,605
			5,059,605
PHILIPPINES —3.0%
USD	7,000	ICTSI Treasury BV, 5.88%, 09/17/2025(a)	7,229,143
USD	5,025	Jollibee Worldwide Pte Ltd., (fixed rate to 01/23/2025, variable rate thereafter), 3.90%, 01/23/2025(a)(b)	4,635,562
USD	13,086	Megaworld Corp., 4.25%, 04/17/2023(a)	13,347,726
USD	7,000	Royal Capital BV, (fixed rate to 05/05/2024, variable rate thereafter), 4.88%, 05/05/2024(a)(b)	6,512,800
			31,725,231
QATAR—0.1%
CNH	10,000	QNB Finance Ltd., 5.10%, 03/08/2021	1,447,374
SAUDI ARABIA—1.7%
USD	7,000	Dar Al-Arkan Sukuk Co. Ltd., 6.88%, 03/21/2023(a)	6,335,630
USD	5,000	Saudi Arabian Oil Co., 2.88%, 04/16/2024(a)	5,025,257
USD	7,000	Saudi Arabian Oil Co., 3.50%, 04/16/2029(a)	7,036,085
			18,396,972
SINGAPORE—4.4%
USD	2,400	DBS Group Holdings Ltd., (fixed rate to 12/11/2023, variable rate thereafter), 4.52%, 12/11/2023(a)(c)	2,526,840
USD	7,289	Marble II Pte Ltd., 5.30%, 06/20/2020(a)(c)	6,674,064
USD	3,800	Parkway Pantai Ltd., (fixed rate to 07/27/2022, variable rate thereafter), 4.25%, 07/27/2022(a)(b)	3,602,590
USD	9,000	United Overseas Bank Ltd., (fixed rate to 09/16/2021, variable rate thereafter), 3.50%, 09/16/2021(a)(c)	9,031,950
USD	26,825	Vena Energy Capital Pte Ltd., 3.13%, 02/26/2025(a)	25,534,457
			47,369,901
SOUTH KOREA—2.6%
USD	11,400	Busan Bank Co. Ltd., 3.63%, 07/25/2026(a)	11,896,921
USD	3,300	Hanwha Total Petrochemical Co. Ltd., 3.88%, 01/23/2024(a)	3,460,743
USD	5,017	Korea East-West Power Co. Ltd., 1.75%, 05/06/2025(a)	5,006,770
USD	1,350	Korea Western Power Co. Ltd., 3.75%, 06/07/2023(a)	1,430,615
USD	5,900	Shinhan Bank Co. Ltd., 4.50%, 03/26/2028(a)	6,215,268
			28,010,317

16	Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2020

Principal Amount (000) or Shares		Description	Value (US$)
CORPORATE BONDS (continued)
THAILAND—1.8%
USD	1,200	Bangkok Bank PCL, 9.03%, 03/15/2029(a)	$ 1,520,322
USD	7,000	Bangkok Bank PCL, (fixed rate to 09/25/2029, variable rate thereafter), 3.73%, 09/25/2029(a)(c)	6,226,904
USD	6,500	GC Treasury Center Co. Ltd., 4.25%, 09/19/2022(a)	6,770,010
USD	5,300	PTTEP Treasury Center Co. Ltd., 3.90%, 12/06/2059(a)	5,023,843
			19,541,079
UNITED ARAB EMIRATES—3.1%
USD	2,390	Abu Dhabi National Energy Co. PJSC, 3.88%, 05/06/2024(a)	2,497,550
MYR	10,000	Abu Dhabi National Energy Co. PJSC, 4.65%, 03/03/2022	2,366,653
USD	4,762	Emirates Airline, 4.50%, 02/06/2025(a)(e)	4,238,002
SGD	6,500	Emirates NBD Bank PJSC, 3.05%, 03/06/2023(a)	4,521,854
USD	7,100	Esic Sukuk Ltd., 3.94%, 07/30/2024(a)	6,638,500
USD	3,300	MAF Global Securities Ltd., (fixed rate to 03/20/2026, variable rate thereafter), 6.38%, 03/20/2026(a)(b)	2,499,457
USD	3,700	MAF Global Securities Ltd., (fixed rate to 09/07/2022, variable rate thereafter), 5.50%, 09/07/2022(a)(b)	2,857,643
USD	7,731	Medjool Ltd., 3.88%, 03/19/2023(a)(e)	7,024,809
			32,644,468
UNITED KINGDOM—1.7%
USD	2,594	CK Hutchison Capital Securities 17 Ltd., (fixed rate to 05/12/2022, variable rate thereafter), 4.00%, 05/12/2022(a)(b)	2,522,663
USD	6,999	Standard Chartered PLC, 3.95%, 01/11/2023(a)	7,063,281
USD	5,000	Standard Chartered PLC, 4.05%, 04/12/2026(a)	5,262,960
USD	2,759	Standard Chartered PLC, (fixed rate to 04/02/2023, variable rate thereafter), 7.75%, 04/02/2023(a)(b)	2,793,488
			17,642,392
VIETNAM—0.4%
USD	4,310	Mong Duong Finance Holdings BV, 5.13%, 05/07/2023(a)	4,087,963
			4,087,963
		Total Corporate Bonds—69.6% (cost $789,651,364)	742,578,798
GOVERNMENT BONDS—64.0%
AUSTRALIA—38.7%
AUD	19,100	Australia Government Bond, 2.25%, 05/21/2028(a)	13,894,946
AUD	138,229	Australia Government Bond, 2.75%, 11/21/2028(a)	104,574,660
AUD	28,231	Australia Government Bond, 3.25%, 04/21/2029(a)	22,236,571
AUD	81,500	Australia Government Bond, 3.25%, 06/21/2039(a)	68,717,174
AUD	51,000	Australia Government Bond, 3.75%, 04/21/2037(a)	45,285,366
AUD	17,700	Australia Government Bond, 4.50%, 04/21/2033(a)	16,368,537
AUD	13,500	New South Wales Treasury Corp., 3.00%, 02/20/2030(a)	9,986,878
AUD	7,500	New South Wales Treasury Corp., 4.00%, 05/20/2026(a)	5,769,147
AUD	25,000	New South Wales Treasury Corp., 6.00%, 05/01/2020(a)	16,291,251
AUD	15,000	New South Wales Treasury Corp., 6.00%, 03/01/2022	10,764,634
AUD	22,000	Queensland Treasury Corp., 4.25%, 07/21/2023(a)	16,025,863
AUD	51,400	Queensland Treasury Corp., 5.50%, 06/21/2021(a)	35,422,859
AUD	4,690	Queensland Treasury Corp., 6.00%, 06/14/2021(a)(d)	3,254,466
AUD	20,000	Treasury Corp. of Victoria, 6.00%, 10/17/2022	14,812,527
AUD	5,000	Western Australian Treasury Corp., 2.50%, 07/23/2024(a)	3,510,820

Aberdeen Asia-Pacific Income Fund, Inc.	17

Portfolio of Investments (unaudited) (continued)

As of April 30, 2020

Principal Amount (000) or Shares		Description	Value (US$)
GOVERNMENT BONDS (continued)
AUSTRALIA (continued)
AUD	22,000	Western Australian Treasury Corp., 2.75%, 10/20/2022(a)	$ 15,131,965
AUD	15,000	Western Australian Treasury Corp., 7.00%, 07/15/2021	10,551,648
			412,599,312
CHINA—0.1%
CNY	4,000	China Government Bond, 2.85%, 01/28/2026(g)	587,922
CNY	3,000	China Government Bond, 3.46%, 07/11/2020(g)	427,087
CNY	2,000	China Government Bond, 3.57%, 11/17/2021(g)	293,588
			1,308,597
INDIA—1.2%
INR	880,000	India Government Bond, 7.72%, 05/25/2025	12,720,421
INR	9,590	India Government Bond, 9.20%, 09/30/2030	152,330
			12,872,751
INDONESIA—15.3%
USD	5,314	Indonesia Government International Bond, 5.35%, 02/11/2049	6,223,323
USD	9,880	Indonesia Government International Bond, 8.50%, 10/12/2035(a)	14,250,055
IDR	90,600,000	Indonesia Treasury Bond, 5.63%, 05/15/2023	5,877,580
IDR	271,570,000	Indonesia Treasury Bond, 6.13%, 05/15/2028	16,303,328
IDR	10,265,000	Indonesia Treasury Bond, 6.50%, 06/15/2025	667,587
IDR	15,000,000	Indonesia Treasury Bond, 6.63%, 05/15/2033	878,723
IDR	13,800,000	Indonesia Treasury Bond, 7.00%, 05/15/2027	888,303
IDR	45,118,000	Indonesia Treasury Bond, 7.00%, 09/15/2030	2,858,745
IDR	82,747,000	Indonesia Treasury Bond, 7.50%, 04/15/2040	5,256,868
IDR	802,200,000	Indonesia Treasury Bond, 8.13%, 05/15/2024	55,277,647
IDR	288,224,000	Indonesia Treasury Bond, 8.38%, 09/15/2026	19,957,695
IDR	300,000,000	Indonesia Treasury Bond, 8.75%, 05/15/2031	21,035,294
IDR	30,000,000	Indonesia Treasury Bond, 9.00%, 03/15/2029	2,145,298
IDR	16,000,000	Indonesia Treasury Bond, 9.50%, 07/15/2031	1,176,094
USD	4,970	Perusahaan Penerbit SBSN Indonesia III, 4.15%, 03/29/2027(a)	5,215,021
USD	3,300	Perusahaan Penerbit SBSN Indonesia III, 4.35%, 09/10/2024(a)	3,450,150
USD	1,500	Perusahaan Penerbit SBSN Indonesia III, 4.55%, 03/29/2026(a)	1,595,505
			163,057,216
MALAYSIA—0.3%
MYR	5,300	Malaysia Government Bond, 3.76%, 05/22/2040	1,296,134
MYR	6,500	Malaysia Government Bond, 4.92%, 07/06/2048	1,834,315
			3,130,449
PAKISTAN—2.3%
USD	12,890	Pakistan Government International Bond, 6.88%, 12/05/2027(a)	11,147,272
USD	8,185	Pakistan Government International Bond, 8.25%, 04/15/2024(a)	7,693,900
USD	5,719	Pakistan Government International Bond, 8.25%, 09/30/2025(a)	5,262,624
			24,103,796

18	Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2020

Principal Amount (000) or Shares		Description	Value (US$)
GOVERNMENT BONDS (continued)
PHILIPPINES—0.2%
PHP	100,000	Philippine Government Bond, 4.63%, 09/09/2040	$ 1,942,933
QATAR—0.4%
USD	4,383	Qatar Government International Bond, 3.40%, 04/16/2025(a)	4,662,767
SRI LANKA—1.9%
USD	24,200	Republic of Sri Lanka, 7.55%, 03/28/2030(a)	13,791,853
USD	11,000	Sri Lanka Government International Bond, 7.85%, 03/14/2029(a)	6,215,111
			20,006,964
SUPRANATIONAL—3.6%
AUD	14,000	Asian Development Bank, 5.00%, 03/09/2022	9,866,086
AUD	4,000	Eurofima, 5.50%, 06/30/2020	2,626,891
AUD	15,000	Inter-American Development Bank, 6.00%, 02/26/2021	10,204,436
AUD	10,000	International Bank for Reconstruction & Development, 4.25%, 06/24/2025	7,593,985
AUD	11,300	International Finance Corp., 5.75%, 07/28/2020	7,459,667
			37,751,065
		Total Government Bonds—64.1% (cost $732,226,512)	681,435,850
SHORT-TERM INVESTMENT—3.3%
USD	34,742	State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.22%(h)	34,741,986
			34,741,986
		Total Short-Term Investment—3.3% (cost $34,741,986)	34,741,986
		Total Investments—137.0% (cost $1,556,619,862)(i)	1,458,756,634
		Long Term Debt Securities	(350,000,000)
		Mandatory Redeemable Preferred Stock at Liquidation Value	(50,000,000)
		Other Assets in Excess of Liabilities—0.6%	6,281,615
		Net Assets—100.0%	$1,065,038,249

AUD—Australian Dollar

CNH—Chinese Yuan Renminbi Offshore

CNY—Chinese Yuan Renminbi

IDR—Indonesian Rupiah

INR—Indian Rupee

KRW—South Korean Won

MYR—Malaysian Ringgit

PHP—Philippine Peso

SGD—Singapore Dollar

THB—Thai Baht

USD—U.S. Dollar

(a)         Denotes a restricted security.

(b)         Perpetual bond. This is a bond that has no maturity date, is redeemable and pays a steady stream of interest indefinitely. The maturity date presented for these instruments represents the next call/put date.

(c)          The maturity date presented for these instruments represents the next call/put date.

(d)         This security is government guaranteed.

(e)         Sinkable security.

(f)            Illiquid security.

(g)         China A securities. These securities are issued in local currency, traded in the local markets and are held through a qualified foreign institutional investor license.

(h)         Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of April 30, 2020.

(i)             See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

Aberdeen Asia-Pacific Income Fund, Inc.	19

Portfolio of Investments (unaudited) (continued)

As of April 30, 2020

At April 30, 2020, the Company held the following futures contracts:

	Number of				Unrealized
	Contracts	Expiration	Notional	Market	Appreciation/
Futures Contracts	Long/(Short )	Date	Amount	Value	(Depreciation )
Long Contract Positions
United States Treasury Note 6%–Ultra Bond	148	06/19/2020	$ 29,501,032	$ 33,267,625	$ 3,766,593
United States Treasury Note 6%–2 year	157	06/30/2020	34,038,322	34,607,461	569,139
United States Treasury Note 6%–5 year	103	06/30/2020	12,458,973	12,924,891	465,918
					$ 4,801,650
Short Contract Positions
United States Treasury Note 6%–5 year	(833)	06/30/2020	$(103,532,820)	$(104,528,484)	$ (995,664)
United States Treasury Note 6%–10 year	(443)	06/19/2020	(60,573,994)	(61,604,688)	(1,030,694)
					$(2,026,358)
					$ 2,775,292

At April 30, 2020, the Fund’s open forward foreign currency exchange contracts were as follows:

							Unrealized
Purchase Contracts		Amount			Amount		Appreciation/
Settlement Date*	Counterparty	Purchased			Sold	Fair Value	(Depreciation)
Chinese Yuan Renminbi Offshore/United States Dollar
07/06/2020	Citibank N.A.	CNH	53,100,000	USD	7,480,294	$ 7,492,539	$ 12,245
Indonesian Rupiah/United States Dollar
05/04/2020	Citibank N.A.	IDR	85,496,045,000	USD	6,050,000	5,747,633	(302,367)
05/04/2020	Royal Bank of Canada	IDR	27,872,200,000	USD	1,855,147	1,873,761	18,614
05/04/2020	UBS AG	IDR	602,276,013,000	USD	40,853,000	40,489,144	(363,856)
07/27/2020	HSBC Bank USA	IDR	220,784,200,000	USD	14,000,000	14,320,735	320,735
Malaysian Ringgit/United States Dollar
05/15/2020	BNP Paribas S.A.	MYR	65,980,170	USD	15,295,494	15,335,466	39,972
05/15/2020	HSBC Bank USA	MYR	43,260,260	USD	10,300,000	10,054,782	(245,218)
Philippine Peso/United States Dollar
07/13/2020	Citibank N.A.	PHP	28,314,000	USD	550,000	559,031	9,031
Singapore Dollar/United States Dollar
06/02/2020	Citibank N.A.	SGD	22,313,351	USD	16,027,576	15,826,138	(201,438)
South Korean Won/United States Dollar
05/18/2020	Citibank N.A.	KRW	19,212,821,000	USD	16,000,000	15,825,395	(174,605)
05/18/2020	HSBC Bank USA	KRW	29,893,920,000	USD	24,600,000	24,623,302	23,302
Thai Baht/United States Dollar
06/12/2020	Citibank N.A.	THB	611,700,000	USD	19,468,491	18,859,257	(609,234)
						$171,007,183	$(1,472,819)

20	Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (unaudited) (concluded)

As of April 30, 2020

							Unrealized
Sale Contracts			Amount		Amount		Appreciation/
Settlement Date*	Counterparty		Purchased		Sold	Fair Value	(Depreciation)
United States Dollar/Australian Dollar
07/22/2020	UBS AG	USD	95,277,376	AUD	151,000,000	$ 98,409,727	$(3,132,351)
United States Dollar/Chinese Yuan Renminbi Offshore
07/06/2020	Citibank N.A.	USD	3,662,667	CNH	26,000,000	3,668,663	(5,996)
United States Dollar/Indian Rupee
05/13/2020	HSBC Bank USA	USD	14,100,000	INR	1,082,094,630	14,348,541	(248,541)
05/13/2020	Royal Bank of Canada	USD	400,000	INR	30,801,080	408,421	(8,421)
United States Dollar/Indonesian Rupiah
05/04/2020	Citibank N.A.	USD	5,546,289	IDR	85,496,045,000	5,747,633	(201,344)
05/04/2020	Royal Bank of Canada	USD	1,852,974	IDR	27,872,200,000	1,873,761	(20,787)
05/04/2020	UBS AG	USD	41,417,776	IDR	602,276,013,000	40,489,144	928,632
05/14/2020	Citibank N.A.	USD	500,000	IDR	7,475,000,000	494,092	5,908
05/28/2020	Citibank N.A.	USD	1,000,000	IDR	15,010,000,000	989,518	10,482
07/27/2020	HSBC Bank USA	USD	14,300,000	IDR	225,515,290,000	14,627,608	(327,608)
United States Dollar/Malaysian Ringgit
05/15/2020	BNP Paribas S.A.	USD	1,100,000	MYR	4,649,700	1,080,708	19,292
05/15/2020	HSBC Bank USA	USD	25,163,177	MYR	104,625,280	24,317,570	845,607
United States Dollar/Philippine Peso
07/13/2020	Citibank N.A.	USD	2,000,000	PHP	102,960,000	2,032,841	(32,841)
United States Dollar/Singapore Dollar
06/02/2020	Citibank N.A.	USD	3,600,000	SGD	5,003,917	3,549,117	50,883
06/02/2020	Royal Bank of Canada	USD	8,400,000	SGD	11,960,424	8,483,142	(83,142)
06/02/2020	UBS AG	USD	3,500,000	SGD	4,995,862	3,543,403	(43,403)
United States Dollar/South Korean Won
05/18/2020	Citibank N.A.	USD	3,300,000	KRW	3,965,397,000	3,266,255	33,745
05/18/2020	Royal Bank of Canada	USD	5,100,000	KRW	6,235,328,340	5,135,973	(35,973)
05/18/2020	UBS AG	USD	15,200,000	KRW	18,444,233,850	15,192,318	7,682
United States Dollar/Thai Baht
06/12/2020	BNP Paribas S.A.	USD	3,300,000	THB	108,529,212	3,346,053	(46,053)
06/12/2020	UBS AG	USD	3,900,001	THB	126,167,270	3,889,850	10,151
						$254,894,338	$(2,274,078)
						$425,901,521	$(3,746,897)
Unrealized appreciation on forward foreign currency exchange contracts							$ 2,336,281
Unrealized depreciation on forward foreign currency exchange contracts							$(6,083,178)

*     Certain contracts with different trade dates and like characteristics have been shown net.

Aberdeen Asia-Pacific Income Fund, Inc.	21

Statement of Assets and Liabilities (unaudited)

As of April 30, 2020

Assets
Investments, at value (cost $1,521,877,877)	$1,424,014,648
Short-term investments, at value (cost $34,741,986)	34,741,986
Foreign currency, at value (cost $5,482,252)	5,554,066
Cash at broker for futures contracts	220,467
Cash at broker for interest rate swaps	80,725
Cash at broker for China A shares	13,461
Cash at broker for forward foreign currency contracts	970,000
Interest receivable	19,513,818
Variation margin receivable for futures contracts	4,801,650
Unrealized appreciation on forward foreign currency exchange contracts	2,336,281
Prepaid expenses in connection with revolving credit facility, senior secured notes, term loans and Series A Mandatory Redeemable Preferred Shares	2,747,839
Prepaid expenses and other assets	12,750
Total assets	1,495,007,691
Liabilities
Senior secured notes payable (Note 8)	350,000,000
Series A Mandatory Redeemable Preferred Shares ($25.00 liquidation value per share; 2,000,000 shares outstanding) (Note 7)	50,000,000
Payable for investments purchased	15,352,722
Unrealized depreciation on forward foreign currency exchange contracts	6,083,178
Interest payable on revolving credit facility, senior secured notes and term loans	4,191,952
Variation margin payable for futures contracts	2,026,358
Investment management fees payable (Note 3)	749,346
Cash due to broker for forward foreign currency contracts	620,000
Dividend payable on Series A Mandatory Redeemable Preferred Shares	253,735
Administration fees payable (Note 3)	158,230
Investor relations fees payable (Note 3)	95,094
Deferred foreign capital gains tax	45,260
Other accrued expenses	393,567
Total liabilities	429,969,442

Net Assets Applicable to Common Shareholders	$1,065,038,249

Composition of Net Assets:
Common stock (par value $0.01 per share) (Note 5)	$ 2,476,958
Paid-in capital in excess of par	1,247,494,705
Distributable accumulated loss	(184,933,414)
Net Assets Applicable to Common Shareholders	$1,065,038,249
Net asset value per share based on 247,695,769 shares issued and outstanding	$ 4.30

See Notes to Financial Statements.

22	Aberdeen Asia-Pacific Income Fund, Inc.

Statement of Operations (unaudited)

For the Six-Month Period Ended April 30, 2020

Net Investment Income

Income
Interest and amortization of discount and premium and other income (net of foreign withholding taxes of $1,307,827)	$ 37,560,338
Total Investment Income	37,560,338

Expenses
Investment management fee (Note 3)	4,632,198
Administration fee (Note 3)	972,381
Revolving credit facility, senior secured notes, term loans and Series A Mandatory Redeemable Preferred Shares fees and expenses	930,156
Custodian’s fees and expenses	253,812
Insurance expense	166,272
Investor relations fees and expenses (Note 3)	122,997
Directors’ fees and expenses	120,471
Reports to shareholders and proxy solicitation	120,416
Legal fees and expenses	74,344
Transfer agent’s fees and expenses	66,723
Independent auditors’ fees and expenses	44,919
Miscellaneous	84,619
Total operating expenses, excluding interest expense	7,589,308
Interest expense (Notes 8 & 9)	8,685,760
Distributions to Series A Mandatory Redeemable Preferred Shares (Note 7)	1,042,709
Net operating expenses	17,317,777

Net investment income applicable to common shareholders	20,242,561
Net Realized/Unrealized Gain/(Loss) from Investments and Foreign Currency Related Transactions:
Net realized gain/(loss) from:
Investment transactions (including $251,255 capital gains tax)	(1,509,512)
Futures contracts	712,071
Interest rate swaps	(5,395,410)
Forward foreign currency exchange contracts	12,117,904
Foreign currency transactions	(64,199,753)
(58,274,700)
Net change in unrealized appreciation/(depreciation) on:
Investments (including $(336,302) change in deferred capital gains tax)	(73,278,758)
Interest rate swaps	1,282,902
Futures contracts	2,963,176
Forward foreign currency exchange rate contracts	(4,568,283)
Foreign currency translation	9,387,544
(64,213,419)
Net (loss) from investments, interest rate swaps, futures contracts and foreign currencies	(122,488,119)
Net Decrease in Net Assets Applicable to Common Shareholders Resulting from Operations	$(102,245,558)

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.	23

Statements of Changes in Net Assets

	For the Six-Month Period Ended April 30, 2020 (unaudited)	For the Year Ended October 31, 2019

Increase/(Decrease) in Net Assets Applicable to Common Shareholders

Operations:
Net investment income	$ 20,242,561	$ 43,939,283
Net realized gain/(loss) from investments, interest rate swaps and futures contracts	(6,192,851)	3,190,843
Net realized loss from foreign currency transactions	(52,081,849)	(41,100,267)
Net change in unrealized appreciation/(depreciation) on investments, interest rate swaps and futures contracts	(69,032,680)	113,261,444
Net change in unrealized appreciation on foreign currency translation	4,819,261	42,970,078
Net increase/(decrease) in net assets applicable to common shareholders resulting from operations	(102,245,558)	162,261,381

Distributions to Common Shareholders from:
Distributable earnings	(40,869,814)	(30,504,159)
Tax return of capital	–	(60,840,809)
Net decrease in net assets applicable to common shareholders from distributions	(40,869,814)	(91,344,968)
Repurchase of common stock resulting in the reduction of 0 and 1,284,843 shares of common stock, respectively (Note 6)	–	(5,366,673)
Change in net assets from common stock transactions	–	(5,366,673)
Change in net assets applicable to common shareholders resulting from operations	(143,115,372)	65,549,740

Net Assets Applicable to Common Shareholders:
Beginning of period	1,208,153,621	1,142,603,881
End of period	$1,065,038,249	$1,208,153,621

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

24	Aberdeen Asia-Pacific Income Fund, Inc.

Statement of Cash Flows (unaudited)

For the Six-Month Period Ended April 30, 2020

Cash Flows from Operating Activities
Net decrease in net assets resulting from operations	$ (102,245,558)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Investments purchased	(597,873,381)
Investments sold and principal repayments	838,464,800
Decrease in short-term investments, excluding foreign government securities	4,849,053
Net amortization/accretion of premium (discount)	2,728,121
Decrease in cash due to broker for forward foreign currency exchange contracts	(820,000)
Decrease in interest and dividends receivable	5,166,097
Net change unrealized (appreciation) depreciation on forward foreign currency exchange contracts	4,568,283
Decrease in bank loan payable	(181,000,000)
Decrease in prepaid expenses	(27,732)
Decrease in interest payable on bank loan	(1,178,245)
Decrease in accrued investment management fees payable	(155,101)
Increase in other accrued expenses	100,289
Decrease in variation margin payable for futures contracts	(2,963,176)
Net change in unrealized appreciation from investments	73,278,758
Net change in unrealized depreciation from foreign currency translations	(9,387,544)
Net realized loss on investment transactions	1,509,512
Net cash provided by operating activities	35,014,176
Cash Flows from Financing Activities
Distributions paid to shareholders	(40,869,814)
Net cash paid (received) for swap contracts	(563,778)
Net cash used in financing activities	$ (41,433,592)
Effect of exchange rate on cash	35,031
Net change in cash	(6,384,385)
Unrestricted and restricted cash and foreign currency, beginning of year	13,223,104
Unrestricted and restricted cash and foreign currency, end of year	$ 6,838,719
Supplemental disclosure of cash flow information:
Cash paid for interest and fees on borrowings:	$ 9,596,779

Aberdeen Asia-Pacific Income Fund, Inc.	25

Statement of Cash Flows (concluded)

For the Six-Month Period Ended April 30, 2020

Reconciliation of unrestricted and restricted cash to the statements of assets and liabilities

	Six-Month Period Ended April 30, 2020 (unaudited)	Year Ended October 31, 2019
Cash	$ 0	$ 1,161,810
Foreign currency, at value	5,554,066	5,483,663
Cash at broker for interest rate swaps	80,725	3,375,768
Cash at broker for futures contracts	220,467	2,958,402
Cash at broker for forward foreign currency contracts	970,000	230,000
Cash at broker for China A shares	13,461	13,461
Due from broker	–	0
	$ 6,838,719	$ 13,223,104

Amounts listed as “ – ” are $0 or round to $0.

See Notes to Financial Statements.

26	Aberdeen Asia-Pacific Income Fund, Inc.

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Financial Highlights

	For the Six-Month Period Ended April 30, 2020		For the Fiscal Years Ended October 31,
	(unaudited)		2019	2018	2017	2016	2015
PER SHARE OPERATING PERFORMANCE(a):
Net asset value per common share, beginning of period	$4.88		$4.59	$5.43	$5.69	$5.57	$6.58
Net investment income	0.08		0.18	0.21	0.23	0.24	0.28
Net realized and unrealized gains/(losses) on investments, interest rate swaps, futures contracts and foreign currency transactions	(0.49)		0.48	(0.64)	(0.07)	0.29	(0.88)
Total from investment operations applicable to common shareholders	(0.41)		0.66	(0.43)	0.16	0.53	(0.60)
Distributions to Series A Mandatory Redeemable Preferred Shares:
Net investment income	–		–	–	–	–	–
Distributions to common shareholders from:
Net investment income	(0.17)		(0.12)	(0.25)	(0.26)	(0.24)	(0.40)
Tax return of capital	–		(0.25)	(0.17)	(0.16)	(0.18)	(0.02)
Total distributions to shareholders	(0.17)		(0.37)	(0.42)	(0.42)	(0.42)	(0.42)
Capital Share Transactions:
Impact due to open market repurchase policy (Note 7)	–		–	0.01	–	0.01	0.01
Total capital share transactions	–		–	0.01	–	0.01	0.01
Net asset value per common share, end of period	$4.30		$4.88	$4.59	$5.43	$5.69	$5.57
Market value, end of period	$3.53		$4.25	$3.93	$5.03	$4.92	$4.75

Total Investment Return Based on(b):
Market value	(13.42%	)	18.12%	(14.29% )	11.19%	12.90%	(12.38% )
Net asset value	(8.15%	)	16.13%	(7.27% )	3.79%	11.35%	(8.19% )

Ratio to Average Net Assets Applicable to Common Shareholders/Supplementary Data(c):
Net assets applicable to common shareholders, end of period (000 omitted)	$1,065,038		$1,208,154	$1,142,604	$1,369,104	$1,440,351	$1,427,649
Average net assets applicable to common shareholders (000 omitted)	$1,158,262		$1,194,235	$1,290,606	$1,382,050	$1,433,905	$1,549,308
Net operating expenses	3.01%	(d)	2.84%	2.67%	2.42%	2.23%	2.15%
Net operating expenses without reimbursement	3.01%	(d)	2.84%	2.67%	2.42%	2.23%	2.15%
Net operating expenses, excluding interest expense and distributions to Series A Mandatory Redeemable Preferred Shares	1.32%	(d)	1.22%	1.17%	1.15%	1.14%	1.14%
Net investment income	3.51%	(d)	3.68%	4.14%	4.17%	4.30%	4.65%
Portfolio turnover	33%	(e)	46%	44%	57%	52%	45%
Leverage (senior securities) outstanding (000 omitted)	$350,000		$531,000	$505,000	$550,000	$525,000	$525,000
Leverage (preferred stock) outstanding (000 omitted)	$50,000		$50,000	$50,000	$50,000	$50,000	$50,000
Asset coverage ratio on long-term debt obligations at period end(f)	419%		337%	336%	358%	384%	381%
Asset coverage per$1,000 on long-term debt obligations at period end	$4,186		$3,369	$3,362	$3,580	$3,839	$3,815
Asset coverage ratio on total leverage at period end(g)	366%		308%	306%	328%	350%	348%
Asset coverage per share on total leverage at period end	$3,663		$3,079	$3,059	$3,282	$3,505	$3,483

28	Aberdeen Asia-Pacific Income Fund, Inc.

Financial Highlights (concluded)

(a)	Based on average shares outstanding.

(b)

Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market value.

(c)

Ratios calculated on the basis of income, expenses and preferred share dividends applicable to both the common and preferred shares relative to the average net assets of common shareholders. For the six months ended April 30, 2020 and fiscal years ended October 31, 2019, 2018, 2017, 2016 and 2015, the ratios of net investment income before preferred stock dividends to average net assets of common shareholders were 3.70%, 3.85%, 4.30%, 4.32%, 4.16% and 4.79% respectively

(d)	Annualized.

(e)	Not annualized.

(f)

Asset coverage ratio is calculated by dividing net assets plus the amount of any borrowings, including Series A Mandatory Redeemable Preferred Shares, for investment purposes by the amount of any long-term debt obligations, which includes the senior secured notes, revolving credit facility and term loans.

(g)

Asset coverage ratio is calculated by dividing net assets plus the amount of any borrowings, including Series A Mandatory Redeemable Preferred Shares, for investment purposes by the amount of any borrowings.

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.	29

Notes to Financial Statements (unaudited)

April 30, 2020

1. Organization

Aberdeen Asia-Pacific Income Fund, Inc. (the “Fund”) was incorporated in Maryland on March 14, 1986 as a closed-end, non-diversified management investment company. The Fund’s principal investment objective is to seek current income. The Fund may also achieve incidental capital appreciation. To achieve its investment objectives, the Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in Asian debt securities, Australian debt securities and New Zealand debt securities. This 80% investment policy is a non-fundamental policy of the Fund and may be changed by the Fund’s Board of Directors (the “Board”) upon 60 days’ prior written notice to shareholders. At a Board Meeting held on December 11, 2020, the Board resolved to eliminate this non-fundamental 80% policy, contingent upon shareholder approval of a new fundamental 80% policy (described below) and other policy changes, which shareholders approved at a shareholder meeting on June 10, 2020, Effective September 15, 2020, the non-fundamental 80% policy will be eliminated. There can be no assurance that the Fund will achieve its investment objectives. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, country or region.

Effective June 24, 2020, the Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes in “Asia-Pacific debt securities,” which include: (1) debt securities of Asia-Pacific Country issuers, including securities issued by Asia-Pacific Country governmental entities, as well as by banks, companies and other entities which are located in Asia-Pacific Countries, whether or not denominated in an Asia-Pacific Country currency; (2) debt securities of other issuers, denominated in, or linked to, the currency of an Asia-Pacific Country, including securities issued by supranational issuers, such as The World Bank and derivative debt securities that replicate, or substitute for, the currency of an Asia-Pacific Country; (3) debt securities issued by entities which, although not located in an Asia-Pacific Country, derive at least 50% of their revenues from Asia-Pacific Countries or have at least 50% of their assets located in Asia-Pacific Countries; and (4) debt securities issued by a wholly-owned subsidiary of an entity located in an Asia-Pacific Country, provided that the debt securities are guaranteed by the parent entity located in the Asia-Pacific Country. With reference to items (3) and (4) above, Asia-Pacific debt securities may be denominated in an Asia-Pacific Country currency or U.S. dollars. “Asia-Pacific Countries” (each, an “Asia-Pacific Country”) means countries included in “Asia” and “Oceania” in the United Nations (“UN”) geographic regions used by the UN Statistics Division.

Prior to June 24, 2020, the Fund normally invested up to 80% of its total assets, plus the amount of any borrowings for investment purposes, in “Asian debt securities,” which include: (1) debt securities of Asian Country (as defined below) issuers, including securities issued by Asian Country governmental entities, as well as by banks, companies and other entities which are located in Asian Countries, whether or not denominated in an Asian Country currency; (2) debt securities of other issuers denominated in, or linked to, the currency of an Asian Country, including securities issued by supranational issuers, such as The World Bank and derivative debt securities that replicate, or substitute for, the currency of an Asian Country; (3) debt securities issued by entities which, although not located in an Asian Country, derive at least 50% of their revenues from Asian Countries or have at least 50% of their assets located in Asian Countries; and (4) debt securities issued by a wholly-owned subsidiary of an entity located in an Asian Country, provided that the debt securities are guaranteed by the parent entity located in the Asian Country. With reference to items (3) and (4) above, Asian debt securities may be denominated in an Asian Country currency or in Australian, New Zealand or U.S. Dollars.

“Asian Countries” (each, an “Asian Country”) included Bangladesh, China, Hong Kong, India, Indonesia, Japan, Malaysia, Pakistan, the Philippines, Singapore, South Korea, Taiwan, Thailand, Vietnam, Sri Lanka, Kazakhstan and Mongolia, and such other countries on the Asian continent approved for investment by the Board upon the recommendation of Aberdeen Standard Investments (Asia) Limited, the Fund’s investment manager (“ASIAL” or the “Investment Manager”).

Additionally, prior to June 24, 2020, the maximum country exposure to any one Asian Country (other than Korea) was limited to 20% of the Fund’s total assets and the maximum currency exposure o any one Asian Country currency (other than Korea) was limited to 10% of the Fund’s total assets. Also, prior to June 24, 2020, the maximum country exposure for Korea was limited to 40% of the Fund’s total assets, and the maximum currency exposure for Korea was limited to 25% of the Fund’s total assets. Although the Fund eliminated these fundamental country limits, it replaced them with non-fundamental country limits. Effective June 24, 2020, the maximum exposure to any one “Investment Grade Country” (other than the U.S.) is limited to 25% of the Fund’s total assets and the maximum exposure to any one “Non-Investment Grade Country” is limited to 15% of the Fund’s total assets. Investment Grade Countries are those countries whose sovereign debt is rated not less than Baa3 by Moody’s Investors Service, Inc. (“Moody’s”), BBB- by S&P Global Ratings (“S&P”) or BBB- by Fitch or comparably rated by another appropriate nationally or internationally recognized ratings agency. Non-Investment Grade Countries are those that are not Investment Grade Countries.

2. Summary of Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services-Investment Companies.

30	Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2020

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to generally accepted accounting principles in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. Dollars and the U.S. Dollar is used as both the functional and reporting currency. However, the Australian Dollar is the functional currency for U.S. federal tax purposes.

a. Security Valuation:

The Fund values its securities at current market value or fair value, consistent with regulatory requirements. “Fair value” is defined in the Fund’s Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1, the highest level, measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3, the lowest level, measurements to valuations based upon unobservable inputs that are significant to the valuation. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.

Long-term debt and other fixed-income securities are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service provider approved by the Board. If there are no current day bids, the security is valued at the previously applied bid. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size and the strategies employed by the Fund’s investment adviser generally trade in round lot sizes. In certain circumstances, some trades may occur in smaller “odd lot” sizes which may be effected at lower or higher prices than institutional round lot trades. Short-term debt securities (such as commercial paper and U.S. treasury bills) having a remaining maturity of 60 days or less are valued at amortized cost, if it represents the best approximation of fair value. Debt and other fixed-income securities are generally determined to be Level 2 investments.

Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Fund sweeps available cash into the State Street Institutional U.S. Government Money Market Fund; a “government money market fund” pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”), which has an objective, which is not guaranteed, to maintain a $1.00 per share net asset value (“NAV”). Registered investment companies are valued at their NAV as reported by such company. Generally, these investment types are categorized as Level 1 investments.

Derivatives are valued at fair value. Exchange traded derivatives are generally Level 1 investments and over-the-counter and centrally cleared derivatives are generally Level 2 investments. Forward foreign currency contracts are generally valued based on the bid price of the forward rates and the current spot rate. Forward exchange rate quotations are available for scheduled settlement dates, such as 1-, 3-, 6-, 9- and 12-month periods. An interpolated valuation is derived based on the actual settlement dates of the forward contracts held. Futures contracts are valued at the settlement price or at the last bid price if no settlement price is available. Interest rate swaps agreements are generally valued by an approved pricing agent based on the terms of the swap agreement (including future cash flows).

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which they trade closed before the Valuation Time), the security is valued at fair value as determined by the Fund’s Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Board. Under normal circumstances the Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). A security that has been fair valued by the Fund’s Pricing

Aberdeen Asia-Pacific Income Fund, Inc.	31

Notes to Financial Statements (unaudited) (continued)

April 30, 2020

Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs. The three-level hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of standard inputs is listed below:

Security Type	Standard Inputs
Debt and other fixed-income securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, credit quality, yield, and maturity.
Forward foreign currency contracts	Forward exchange rate quotations.
Swap agreements	Market information pertaining to the underlying reference assets, i.e., credit spreads, credit event probabilities, fair values, forward rates, and volatility measures.

The following is a summary of the inputs used as of April 30, 2020 in valuing the Fund’s investments and other financial instruments at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments, at Value	Level 1 – Quoted Prices ($)	Level 2 – Other Significant Observa˜ble Inputs ($)	Level 3 – Significant Unobservable Inputs ($)	Total ($)
Investments in Securities
Fixed Income Investments
Corporate Bonds	$–	$741,098,052	$–	$741,098,052
Government Bonds	–	682,916,596	–	682,916,596
Total Fixed Income Investments	–	1,424,014,648	–	1,424,014,648
Short-Term Investment	34,741,986	–	–	34,741,986
Total Investments	$34,741,986	$1,424,014,648	$–	$1,458,756,634
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$–	$3,991,236	$–	$3,991,236
Futures Contracts	4,801,650	–	–	4,801,650
Total Other Financial Instruments	$4,801,650	$3,991,236	$–	$8,792,886
Total Assets	$39,543,636	$1,428,005,884	$–	$1,467,549,520
Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$–	$(7,738,133)	$–	$(7,738,133)
Futures Contracts	(2,026,358)	–	–	(2,026,358)
Total Liabilities – Other Financial Instruments	$(2,026,358)	$(7,738,133)	$–	$(9,764,491)

Amounts listed as “–” are $0 or round to $0.

For the six-month period ended April 30, 2020, there were no significant changes to the fair valuation methodologies.

32	Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2020

b. Restricted Securities:

Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Fund may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended. Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Fund, but resale of such securities in the U.S. is permitted only in limited circumstances.

c. Foreign Currency Translation:

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time).

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)        market value of investment securities, other assets and liabilities – at the current daily rates of exchange at the Valuation Time; and

(ii)     purchases and sales of investment securities, income and expenses – at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund isolates that portion of the results of operations arising from changes in the foreign exchange rates due to the fluctuations in the market prices of the securities held at the end of the reporting period. Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the reporting period.

Net exchange gain/(loss) is realized from sales and maturities of portfolio securities, sales of foreign currencies, settlement of securities transactions, dividends, interest and foreign withholding taxes recorded on the Fund’s books. Net unrealized foreign exchange appreciation/(depreciation) includes changes in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate. The net realized and unrealized foreign exchange gain/(loss) shown in the composition of net assets represents foreign exchange gain/(loss) for book purposes that may not have been recognized for tax purposes.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that foreign currency will lose value because the foreign currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

d. Derivative Financial Instruments:

The Fund is authorized to use derivatives to manage currency, interest rate and credit risk and as a substitute for physical securities. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts:

A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase and sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are used to manage the Fund’s currency exposure in an efficient manner. They are used to sell unwanted currency exposure that comes with holding securities in a market, or to buy currency exposure where the exposure from holding securities is insufficient to give the desired currency exposure either in absolute terms or relative to a particular benchmark or index. The use of forward contracts allows for the separation of investment decision-making between foreign exchange holdings and their currencies.

The forward contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. Forward contracts’ prices are received daily from an independent pricing provider. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These realized and unrealized gains and losses are reported on the Statement of Operations. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or from unanticipated movements in exchange rates. During the six-month period ended April 30, 2020, the Fund used forward contracts to hedge and efficiently manage Australian and certain Asian currency exposure.

While the Fund may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain risks. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates. Thus, while the Fund

Aberdeen Asia-Pacific Income Fund, Inc.	33

Notes to Financial Statements (unaudited) (continued)

April 30, 2020

may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the Fund’s portfolio holdings or securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving a complete hedge, which will expose the Fund to the risk of foreign exchange loss.

Forward contracts are subject to the risk that a counterparty to such contracts may default on their obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearing house, a default on the contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the market price at the time of the default.

Futures Contracts:

The Fund may invest in financial futures contracts (“futures contracts”) for the purpose of hedging its existing portfolio securities, or securities that the Fund intends to purchase, against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes, however, in those instances, (a) either the aggregate initial margin and premiums required to establish the Fund’s position may not exceed 5% of the Fund’s NAV after taking into account unrealized profits and unrealized losses on any such contract into which it has entered into, or (b) the aggregate net notional value of the Fund’s position may not exceed 100% of the Fund’s NAV after taking into account unrealized profits and unrealized losses on any such contract which it has entered into.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This payment is known as initial margin. Subsequent payments, known as “variation margin,” are calculated each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. An unrealized gain/(loss) equal to the variation margin is recognized on a daily basis. When the contract expires or is closed, the gain/(loss) is realized and is presented in the Statement of Operations as a net realized gain/(loss) on futures contracts. Futures contracts are valued daily at their last quoted sale price on the exchange on which they are traded.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. During the six-month period ended April 30, 2020, the Fund used U.S. Treasury futures to efficiently manage U.S. interest rate exposure and hedge the U.S. interest rate risk.

There are significant risks associated with the Fund’s use of futures contracts, including the following: (1) the success of a hedging strategy may depend on the ability of the Fund’s investment adviser and/or sub-adviser to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the movement in the price of futures contracts, interest rates and the value/market value of the securities held by the Fund; (3) there may not be a liquid secondary market for a futures contract; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts. In addition, should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Swaps:

A swap is an agreement that obligates two parties to exchange a series of cash flows and/or meet certain obligations at specified intervals based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) or the occurrence of a credit event with respect to an underlying reference obligation (in the case of a credit default swap) for a specified amount of an underlying asset or notional principal amount. The Fund will enter into swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the amount of the difference between the two payments. Except for currency swaps and credit default swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination of the transaction.

Traditionally, swaps were customized, privately negotiated agreements executed between two parties (“OTC Swaps”) but since 2013, certain swaps are required to be cleared pursuant to rules and regulations related to the Dodd – Frank Wall Street Reform and Consumer Protection Act (“Dodd Frank”) and/or Regulation (EU) No 648/2012 on OTC Derivatives, Central Counterparties and Trade Repositories (“EMIR”) (“Cleared Swaps”). Like OTC Swaps, Cleared Swaps are negotiated bilaterally. Unlike OTC Swaps, the act of clearing results in two swaps executed between each of the parties and a central counterparty (“CCP”), and thus the counterparty credit exposure of the parties is to the CCP rather than to one another. Upon entering into a Cleared Swap, the Fund is required to pledge an amount of cash

34	Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2020

and/or other assets equal to a certain percentage of the contract amount. This payment is known as “initial margin”. Subsequent payments, known as “variation margin,” are calculated each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. An unrealized gain or loss equal to the variation margin is recognized on a daily basis. When the contract matures or is terminated, the gain or loss is realized and is presented in the Statements of Operations as a net realized gain or loss on swap contracts. As of March 2017, the Fund may be required to provide variation and/or initial margin for OTC Swaps pursuant to further rules and regulations related to Dodd Frank and EMIR. The margin requirements associated with OTC Swaps and Cleared Swaps may not be the same.

The rights and obligations of the parties to a swap are memorialized in either an International Swap Dealers Association, Inc. Master Agreement (“ISDA”) for OTC Swaps or a futures agreement with an OTC addendum for Cleared Swaps (“Clearing Agreement”). These agreements are with certain counterparties whose creditworthiness is monitored on an ongoing basis by risk professionals. Both the ISDA and Clearing Agreement maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of default or termination by one party may give the other party the right to terminate and settle all of its contracts.

Entering into swap agreements involves, to varying degrees, elements of credit, market and interest risk in excess of the amounts reported on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the value of the index or securities underlying the agreement. The Fund’s maximum risk of loss from counterparty risk related to swaps is the fair value of the contract. This risk is mitigated by the posting of collateral by the counterparties to the Fund to cover the Fund’s exposure to the counterparty.

Interest Rate Swaps

The Fund uses interest rate swap contracts to manage its exposure to interest rates. Interest rate swap contracts typically represent the exchange between the Fund and a counterparty of respective commitments to make variable rate and fixed rate payments with respect to a notional amount of principal. Interest rate swap contracts may have a term that is greater than one year, but typically require periodic interim settlement in cash, at which time the specified value of the variable interest rate is reset for the next settlement period. Net payments of interest are recorded as realized gains or losses. During the period that the swap contract is open, the contract is marked-to-market as the net amount due to or from the Fund and changes in the value of swap contracts are recorded as unrealized gains or losses. During the six-month period ended April 30, 2020, the Fund used interest rate swaps to hedge the interest rate risk on the Fund’s Revolving Credit Facility (as defined in Note 9 below).

Summary of Derivative Instruments:

The Fund may use derivatives for various purposes as noted above. The following is a summary of the fair value of derivative instruments, not accounted for as hedging instruments, as of April 30, 2020:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments and risk exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Forward foreign currency exchange contracts (foreign exchange risk)	Unrealized appreciation on forward foreign currency exchange contracts	$2,336,281	Unrealized depreciation on forward foreign currency exchange contracts	$6,083,178
Futures contracts (interest rate risk)	Variation margin receivable for futures contracts	$4,801,649	Variation margin payable for futures contracts	$2,026,358
Total		$7,137,930		$8,109,536

Amounts listed as “ – ” are $0 or round to $0.

Aberdeen Asia-Pacific Income Fund, Inc.	35

Notes to Financial Statements (unaudited) (continued)

April 30, 2020

The Fund has transactions that may be subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities as of April 30, 2020 to the net amounts by broker and derivative type, including any collateral received or pledged, is included in the following tables:

	Gross Amounts Not Offset in Statement of Assets & Liabilities				Gross Amounts Not Offset in Statement of Assets and Liabilities
Description	Gross Amounts of Assets Presented in Statement of Financial Position	Financial Instruments	Collateral Received(1)	Net Amount(3)	Gross Amounts of Liabilities Presented in Statement of Financial Position	Financial Instruments	Collateral Pledged(1)	Net Amount(3)
	Assets				Liabilities
Forward foreign currency(2)
BNP Paribas S.A.	$59,264	$(46,053)	$–	$13,211	$46,053	$(46,053)	$–	$–
Citibank N.A.	122,294	(122,294)	–	–	1,527,825	(122,294)	(700,000)	705,531
HSBC Bank USA	1,189,644	(821,367)	–	368,277	821,367	(821,367)	–	–
Royal Bank of Canada	18,614	(18,614)	–	–	148,323	(18,614)	(30,000)	99,709
UBS AG	946,465	(946,465)	–	–	3,539,610	(946,465)	–	2,593,145

(1)    In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

(2)    Includes financial instrument which are not subject to a master netting arrangement across funds, or another similar arrangement.

(3)    Net amounts represent the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from financial derivative instruments can only be netted across transactions governed under the same master netting agreement with the same legal entity.

The effect of derivative instruments on the Statement of Operations for the six-month period ended April 30, 2020:

Derivatives not accounted for as hedging instruments	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation/ (Depreciation) on Derivatives
Interest rate swaps (interest rate risk)	Realized/Unrealized Gain/(Loss) from Investments, Interest Rate Swaps, Futures Contracts and Foreign Currencies	$(5,395,410)	$1,282,902
Forward foreign currency exchange contracts (foreign exchange risk)		$12,189,811	$(4,568,283)
Futures contracts (interest rate risk)		$712,071	$2,963,176
Total		$7,506,472	$(322,205)

Information about derivatives reflected as of the date of this report is generally indicative of the type of activity during the six-month period ended April 30, 2020. The table below summarizes the weighted average values of derivatives holdings for the Fund during the six-month period ended April 30, 2020.

36	Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2020

Derivative	Average Notional Value
Purchase Forward Foreign Currency Contracts	$127,796,238
Sale Forward Foreign Currency Contracts	264,098,858
Long Futures Contracts	86,467,428
Short Futures Contracts	81,188,250
Interest Rate Swaps	81,166,667

e. Bank Loans:

The Fund may invest in bank loans. Bank loans include floating and fixed-rate debt obligations. Floating rate loans are debt obligations issued by companies or other entities with floating interest rates that reset periodically. Bank loans may include, but are not limited to, term loans, delayed funding loans, bridge loans and revolving credit facilities. Loan interest will primarily take the form of assignments purchased in the primary or secondary market but may include participations. Floating rate loans are secured by specific collateral of the borrower and are senior to most other securities of the borrower (e.g., common stock or debt instruments) in the event of bankruptcy. Floating rate loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancings. Floating rate loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the floating rate loan. Floating rate loans may be acquired directly through the agent, as an assignment from another lender who holds a direct interest in the floating rate loan, or as a participation interest in another lender’s portion of the floating rate loan.

The Fund may also enter into, or acquire participation in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowings in which the Fund agrees to make loans up to a maximum amount upon demand by the borrowing issuer for a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrowing issuer repays the loan, an amount equal to the repayment is again made available to the borrowing issuer under the facility. The borrowing issuer may at any time borrow and repay amounts so long as, in the aggregate, at any given time the amount borrowed does not exceed the maximum amount established by the loan agreement. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest.

See “Bank Loan Risk” under “Portfolio Investment Risks” for information regarding the risks associated with an investment in bank loans.

f. Security Transactions, Investment Income and Expenses:

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and foreign currency transactions are calculated on the identified cost basis. Interest income and expenses are recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized on an effective yield basis over the estimated lives of the respective securities.

g. Distributions:

The Fund has a managed distribution policy to pay distributions from net investment income supplemented by net realized foreign exchange gains, net realized short-term capital gains, net realized long-term capital gains and return of capital distributions, if necessary, on a monthly basis. The managed distribution policy is subject to regular review by the Board. The Fund will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies and loss deferrals.

Distributions to Series A Mandatory Redeemable Preferred Shares (the “Series A MRPS”) shareholders are accrued daily and paid quarterly based on an annual rate of 4.125%. The Fund may not pay distributions to its preferred shareholders unless (i) the pro forma asset coverage ratios for the Series A MRPS, as calculated in accordance with the Fitch Ratings total and net overcollateralization tests per the ‘AA’ rating guidelines outlined in Fitch Rating’s closed-end fund criteria, is in excess of 100%, and (ii) the Fund’s asset coverage ratios for the Series A MRPS, as calculated in accordance with the 1940 Act, is in excess of 225%. The character of distributions to Series A MRPS shareholders made during the fiscal year may differ from their ultimate characterization for federal income tax purposes. For tax purposes, the Fund’s distributions to Series A MRPS shareholders for the six-month period ended April 30, 2020 were 100% net investment income.

h. Federal Income Taxes:

For U.S. federal income purposes, the Fund includes a separately identifiable unit called a Qualified Business Unit (“QBU”) (see Internal Revenue Code of 1986, as amended (“IRC”) section 987). The Fund has operated with a QBU for U.S. federal income purposes since 1990. The home office of the Fund is designated as the United States and of the QBU is Australia with a functional currency of Australian dollar. The securities held within the Fund reside within either the QBU or the

Aberdeen Asia-Pacific Income Fund, Inc.	37

Notes to Financial Statements (unaudited) (continued)

April 30, 2020

home office. Australian dollar denominated securities within the Australian QBU generate capital gain/loss (which are translated for U.S. federal income tax purposes into U.S. Dollars based on the weighted average exchange rate for the period) but not currency gain/loss. If a non AUD denominated security were to sit in the AUD QBU and was sold, the sale would generate capital gain/loss as well as currency gain/loss based on the currency exchange between the currency the security is denominated in and the Australian dollar.

Currency gain/loss related to currency exchange between the U.S. Dollar and the QBU functional currency is generated when money is transferred from a QBU to the home office. The currency gain/loss would result from the difference between the current exchange rate and the fiscal year to date average exchange rate until which profits are repatriated to U.S. Dollar basis in the QBU (which is generally computed based on the currency exchange rates from when money was transferred into such QBU and from gain/losses generated within such QBU based on the weighted average exchange rates for the periods such gain/loss was recognized). Based on the QBU structure, there may be sizable differences in the currency gain/loss recognized for U.S. federal income tax purposes and what is reported within the financial statements under GAAP. As of the Fund’s fiscal year-end, the calculation of the composition of distributions to shareholders is finalized and reported in the Fund’s annual report to shareholders.

The Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the IRC, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all federal income taxes. Therefore, no federal income tax provision is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31, 2019 are subject to such review.

i. Foreign Withholding Tax:

Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes. In addition, the Fund may be subject to capital gains tax in certain countries in which it invests. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Fund accrues such taxes when the related income is earned.

In addition, when the Fund sells securities within certain countries in which it invests, the capital gains realized may be subject to tax. Based on these market requirements and as required under GAAP, the Fund accrues deferred capital gains tax on securities currently held that have unrealized appreciation within these countries. The amount of deferred capital gains tax accrued is reported on the Statement of Operations as part of the Net Change in Unrealized Appreciation/Depreciation on Investments.

j. Cash Flow Information:

The Fund invests in securities and distributes dividends from net investment income and net realized gains on investment and currency transactions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statements of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash includes domestic and foreign currency as well as cash in segregated accounts for financial futures, swaps, and forward contracts which has been designated as collateral.

3. Agreements and Transactions with Affiliates

a. Investment Manager, Investment Adviser, Investment Sub-Adviser, and Fund Administration:

ASIAL serves as investment manager to the Fund, pursuant to a management agreement. Aberdeen Standard Investments Australia Limited, (the “Investment Adviser”), serves as the investment adviser and Aberdeen Asset Managers Limited (“AAML” or the “Sub-Adviser”) serves as the sub-adviser, pursuant to an advisory agreement and a sub-advisory agreement, respectively, with the Investment Manager.

The Investment Manager manages the Fund’s investments and makes investment decisions on behalf of the Fund including the selection of and the placement of orders with brokers and dealers to execute portfolio transactions on behalf of the Fund. The Investment Adviser makes recommendations of securities to be purchased or sold within the Fund’s portfolio to the Investment Manager and may provide research or statistical data. The Sub-Adviser manages the portion of the Fund’s assets that the Investment Manager allocates to it. The Investment Adviser and Sub-Adviser are paid by the Investment Manager, not the Fund.

The management agreement provides the Investment Manager with a fee, payable monthly by the Fund, at the following annual rates: 0.65%

38	Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2020

of the Fund’s average weekly Managed Assets up to $200 million, 0.60% of Managed Assets between $200 million and $500 million, 0.55% of Managed Assets between $500 million and $900 million, 0.50% of Managed Assets between $900 million and $1.75 billion and 0.45% of Managed Assets in excess of $1.75 billion. Managed Assets is defined in the management agreement to mean total assets of the Fund, including any form of investment leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objectives and policies, and/or (iv) any other means.

For the six-month period ended April 30, 2020, ASIAL earned $4,632,198 from the Fund for investment management fees.

Aberdeen Standard Investments, Inc. (“ASII”), an affiliate of the Investment Manager, Investment Adviser and Sub-Adviser, is the Fund’s Administrator pursuant to an agreement under which ASII receives a fee, payable monthly by the Fund, at an annual fee rate of 0.125% of the Fund’s average weekly Managed Assets up to $1 billion, 0.10% of the Fund’s average weekly Managed Assets between $1 billion and $2 billion, and 0.075% of the Fund’s average weekly Managed Assets in excess of $2 billion. For the six-month period ended April 30, 2020, ASII earned $972,381 from the Fund for administration fees.

b. Investor Relations:

Under the terms of the Investor Relations Services Agreement, ASII provides and/or engages third parties to provide investor relations services to the Fund and certain other funds advised by ASIAL or its affiliates as part of an Investor Relations Program. Under the Investor Relations Services Agreement, the Fund owes a portion of the fees related to the Investor Relations Program (the “Fund’s Portion”). However, investor relations services fees are limited by ASII so that the Fund will only pay up to an annual rate of 0.05% of the Fund’s average weekly net assets. Any difference between the capped rate of 0.05% of the Fund’s average weekly net assets and the Fund’s Portion is paid for by ASII.

Pursuant to the terms of the Investor Relations Services Agreement, ASII (or third parties hired by ASII), among other things, provides objective and timely information to stockholders based on publicly available information; provides information efficiently through the use of technology while offering stockholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, publishes white papers, magazine articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

During the six-month period ended April 30, 2020, the Fund incurred investor relations fees of approximately $122,997. For the six-month period ended April 30, 2020, ASII did not bear any portion of to the investor relations fees for the Fund because the Fund’s contribution was below 0.05% of the Fund’s average weekly net assets on an annual basis.

4. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the six-month period ended April 30, 2020, were $533,555,286 and $705,955,766, respectively.

5. Capital

The authorized capital of the Fund is 400 million shares of $0.01 par value per share of common stock. During the six-month period ended April 30, 2020, the Fund repurchased no shares pursuant to its Open Market Repurchase Program, see Note 6 for further information. As of April 30, 2020, there were 247,695,769 shares of common stock issued and outstanding.

6. Open Market Repurchase Program

On March 1, 2001, the Board approved a stock repurchase program. The Board amended the program on December 12, 2007. The stock repurchase program allows the Fund to repurchase up to 10% of its outstanding common stock in the open market during any 12-month period. The Fund reports repurchase activity on the Fund’s website on a monthly basis.

For the six-month period ended April 30, 2020 and fiscal year ended October 31, 2019, the Fund repurchased 0 and 1,284,843 shares, respectively, through this program.

7. Preferred Shares

At April 30, 2020, the Fund had 2,000,000 shares of Series A MRPS, rated ‘AA’ by Fitch ratings, outstanding with an aggregate liquidation preference of $50,000,000 ($25 per share). On May 14, 2020, Fitch Ratings announced the ratings of the Series A MRPS had been placed on Ratings Watch Negative (“RWN”). The following table shows the mandatory redemption date, annual fixed rate, aggregate liquidation

Aberdeen Asia-Pacific Income Fund, Inc.	39

Notes to Financial Statements (unaudited) (continued)

April 30, 2020

preference and estimated fair value of the Series A MRPS at April 30, 2020.

Mandatory Redemption Date	Annual Fixed Rate	Aggregate Liquidation Preference	Estimated Fair Value
June 27, 2023	4.125%	$50,000,000	$50,720,492

Holders of the Series A MRPS are entitled to receive quarterly cumulative cash dividend payments on the first business day following each calendar quarter at an annual fixed rate of 4.125% until maturity. The Series A MRPS were issued in private placement offerings to institutional investors and are not listed on any exchange or automated quotation system. Distributions are accrued daily and paid quarterly and are presented in the Statement of Assets and Liabilities as a dividend payable to preferred shareholders. For the six-month period ended April 30, 2020, the Fund paid $1,042,709 in distributions to preferred shareholders.

The Series A MRPS rank senior to all of the Fund’s outstanding shares of common stock and on a parity with shares of any other series of preferred stock as to the payment of dividends to which the shares are entitled and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund.

The estimated fair value of Series A MRPS was calculated, for disclosure purposes, by discounting future cash flows by a rate equal to the current U.S. Treasury rate with an equivalent maturity date, plus the spread between the U.S. insurance and financial debt rate and the U.S. Treasury rate plus a market spread for the issuance of preferred shares.

The Series A MRPS are redeemable in certain circumstances at the option of the Fund. The Series A MRPS are also subject to mandatory redemption, unless otherwise prohibited by the 1940 Act, if the Fund fails to maintain (1) asset coverage, as determined in accordance with Section 18(h) of the 1940 Act, of at least 225%, with respect to all outstanding preferred stock, as of the last day of any month or (2) eligible assets with an aggregate agency discounted value at least equal to the basic maintenance amount as provided in the Fund’s rating agency guidelines. As of April 30, 2020, the Fund was in compliance with the asset coverage and basic maintenance requirements of the Series A MRPS.

Except for matters which do not require the vote of the holders of the Series A MRPS under the 1940 Act and except as otherwise provided in the Fund’s Charter or Bylaws, or as otherwise required by applicable law, holders of the Series A MRPS have one vote per share and generally vote together with holders of common stock as a single class on all matters submitted to the Fund’s stockholders. The holders of the Series A MRPS, voting separately as a single class, have the right to elect at least two directors of the Fund.

8. Senior Secured Notes

At April 30, 2020, the Fund had $350,000,000 in aggregate principal amount of senior secured notes rated ‘AAA’ by Fitch Ratings outstanding ($100,000,000 in 3.69% Series B Senior Secured Notes due June 12, 2023, $50,000,000 in 3.87% Series C Senior Secured Notes due February 8, 2032, $100,000,000 in 3.70% Series D Senior Secured Notes due August 10, 2032 and $100,000,000 in 3.73% Series D Senior Secured Notes due June 19, 2034) (collectively, the “Notes”). On May 14, 2020, Fitch Ratings announced a ratings downgrade on the outstanding Notes from ‘AAA’ to ‘AA’ and the Notes were also placed on RWN. The Notes are secured obligations of the Fund and, upon liquidation, dissolution or winding up of the Fund, will rank senior to all unsecured and unsubordinated indebtedness and senior to any common or preferred stock pari passu in priority and security with all other secured indebtedness. Holders of the Notes are entitled to receive cash interest payments semi-annually until maturity. The Series B Notes, the Series C Notes, the Series D Notes and the Series E Notes accrue interest at annual fixed rates of 3.69%, 3.87%, 3.70% and 3.73%, respectively.

The Notes were issued in private placement offerings to institutional investors and are not listed on any exchange or automated quotation system.

The Notes may be prepaid in certain limited circumstances at the option of the Fund. The Notes are also subject to optional prepayment to the extent needed to satisfy certain requirements if the Fund fails to meet an asset coverage ratio required by the terms of the Notes and is not able to cure the coverage deficiency by the applicable deadline. On March 31, 2020, the Fund prepaid the entire $100 million of outstanding Series A notes.

The estimated fair value of each series of fixed-rate Notes was calculated, for disclosure purposes, by discounting future cash flows by a rate equal to the current U.S. Treasury rate with an equivalent maturity date, plus either 1) the spread between the interest rate on recently issued debt and the U.S. Treasury rate with a similar maturity date or 2) if there has not been a recent debt issuance, the spread between the AAA corporate finance debt rate and the U.S. Treasury rate with an equivalent maturity date. The following table shows the maturity date, interest rate, notional/carrying amount and estimated fair value for each series of Notes outstanding at April 30, 2020.

40	Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2020

Series	Maturity Date	Interest Rate	Notional/ Carrying Amount	Estimated Fair Value
Series B	June 12, 2023	3.69%	$100,000,000	$102,028,965
Series C	February 8, 2032	3.87%	$50,000,000	$52,449,594
Series D	August 10, 2032	3.70%	$100,000,000	$103,370,738
Series E	June 19, 2034	3.73%	$100,000,000	$104,105,213

9. Credit Facility

On April 7, 2020, the Fund extended the term of its credit agreement for 120 days, until August 5, 2020, providing for a $100,000,000 senior secured revolving credit loan facility (the “Revolving Credit Facility”) with a syndicate of banks with Bank of America Merrill Lynch, N.A., acting as administrative agent. At April 30, 2020, the Fund had $0 outstanding under the Revolving Credit Facility. Under the terms of the Revolving Credit Facility and the Agreement and applicable regulations, the Fund is required to maintain certain asset coverage ratios for the amount of its outstanding borrowings.

For the six-month period ended April 30, 2020, the average interest rate on the Revolving Credit Facility was 2.74% and the average balance of the Revolving Credit Facility was $79,421,429. The balance as of April 30, 2020 was $0.

The Revolving Credit Facility has a term of 120 days and is not a perpetual form of leverage; there can be no assurance that the Revolving Credit Facility will be available for renewal on acceptable terms, if at all. Bank loan fees and expenses included in the Statement of Operations include fees for the renewal of the Revolving Credit Facility as well as commitment fees for any portion of the loan facility not drawn upon at any time during the period.

10. Risks of Leveraged Capital Structure

The Fund may use leverage to the maximum extent permitted by the 1940 Act, which permits leverage to exceed 33 1/3% of the Fund’s total assets (including the amount obtained through leverage) in certain market conditions.

The amounts borrowed under the Revolving Credit Facility, the Term Loan Facility and the Notes and other funds obtained through various forms of leverage, including the Series A MRPS, may be invested to return higher rates than the rates pursuant to which interests or dividends are paid under such forms of leverage. However, the cost of leverage could exceed the income earned by the Fund on the proceeds of such leverage. To the extent that the Fund is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Fund’s common stock will decrease. In addition, in the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage.

The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The funds borrowed pursuant to the Revolving Credit Facility and the Notes may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund is limited in its ability to declare dividends or other distributions under the terms of the various forms of leverage. In the event of an event of default under either the Revolving Credit Facility or Term Loan Facility, the lenders have the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. In the event of an event of default under the Note Purchase Agreement, the holders of the Notes have the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund). If there exists an event of default under the Securities Purchase Agreement that has not been cured, the holders of the Series A MRPS have the right to cause the Fund’s outstanding borrowings to be immediately due and payable and proceed to protect and enforce their rights by an action at law, suit in equity or other appropriate proceeding. A liquidation of the Fund’s collateral assets in an event of default, or a voluntary paydown of the Revolving Credit Facility, Series A MRPS or the Notes in order to avoid an event of default, would typically involve administrative expenses and sometimes penalties. Additionally, such liquidations often involve selling off of portions of the Fund’s assets at inopportune times which can result in losses when markets are unfavorable.

Each of the Revolving Credit Facility Agreement, the Note Purchase Agreement or the Securities Purchase Agreement relating to the Series A MRPS includes usual and customary covenants for the applicable type of transaction. These covenants impose on the Fund asset coverage requirements, Fund composition requirements and limits on certain investments, such as illiquid investments, which are more stringent than those imposed on the Fund by the 1940 Act. The covenants or guidelines could impede the Investment Manager, Investment Adviser, or Sub-Adviser from fully managing the Fund’s portfolio in accordance with the Fund’s investment objective and

Aberdeen Asia-Pacific Income Fund, Inc.	41

Notes to Financial Statements (unaudited) (continued)

April 30, 2020

policies. Furthermore, non-compliance with such covenants or the occurrence of other events could lead to the cancellation of any and/or all of the forms of leverage. As of April 30, 2020, the Fund was in compliance with all covenants under the agreements relating to the various forms of leverage.

During the six-month period ended April 30, 2020, the Fund incurred fees of approximately $880,528 for the Revolving Credit Facility and Notes.

11. Portfolio Investment Risks

a. Credit and Market Risk

A debt instrument’s price depends, in part, on the credit quality of the issuer, borrower, counterparty, or underlying collateral and can decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral, or changes in specific or general market, economic, industry, political, regulatory, geopolitical, or other conditions. Funds that invest in high yield and emerging market instruments are subject to certain additional credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit risk. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading.

b. Interest Rate Risk

The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund may be subject to a greater risk of rising interest rates due to current interest rate environment and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

c. Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, and political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Investment Manager are unsuccessful.

d. Focus Risk

The Fund may have elements of risk not typically associated with investments in the United States due to focused investments in a limited number of countries or regions subject to foreign securities or currency risks. Such focused investments may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

e. Risks Associated with Mortgage-backed Securities:

The value of mortgage-backed securities can fall if the owners of the underlying mortgages default or pay off their mortgages sooner than expected, which could happen when interest rates fall.

f. High-Yield Bonds and Other Lower-Rated Securities Risk

The Fund’s investments in high-yield bonds (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. Investments in high-yield bonds are speculative and issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities. Prices of high-yield bonds tend to be very volatile. These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities.

42	Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2020

g. Bank Loan Risk

There are a number of risks associated with an investment in bank loans including credit risk, interest rate risk, illiquid securities risk, and prepayment risk. There is also the possibility that the collateral securing a loan, if any, may be difficult to liquidate or be insufficient to cover the amount owed under the loan. These risks could cause the Fund to lose income or principal on a particular investment, which in turn could affect the Fund’s returns. In addition, bank loans may settle on a delayed basis, resulting in the proceeds from the sale of such loans not being readily available to make additional investments or distributions. To the extent the extended settlement process gives rise to short-term liquidity needs, the Fund may hold additional cash, sell investments or temporarily borrow from banks or other lenders.

h. Libor Risk

Under the revolving credit facility, the Fund is charged interest on amounts borrowed at a variable rate, which may be based on the London Interbank Offered Rate (“LIBOR”) plus a spread. Additionally, the Fund may invest in certain debt securities, derivatives or other financial instruments that utilize LIBOR as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement reference rate. As such, the potential effect of a transition away from LIBOR on the Fund’s payment obligations under the revolving credit facility and on the Fund’s investments that reference LIBOR cannot yet be determined.

12. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, the Fund expects the risk of loss from such claims to be remote.

13. Tax Information

The U.S. federal income tax basis of the Fund’s investments (including derivatives, if applicable) and the net unrealized depreciation as of April 30, 2020, were as follows:

Net
Tax Basis of			Unrealized
Investments	Appreciation	Depreciation	Depreciation
$1,483,885,578	$ 52,748,117	$ (77,877,061)	$ (25,128,944)

14. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures or adjustments were required to the financial statements as of April 30, 2020, other than as noted below.

On May 11, 2020 and June 9, 2020, the Fund announced that it will pay on May 29, 2020 and June 30, 2020, a distribution of US $0.0275 per share to all shareholders of record as of May 21, 2020 and June 19, 2020, respectively.

On May 14, 2020, Fitch Ratings downgraded to ‘AA’ from ‘AAA’ the ratings of the senior notes issued by the Fund and has placed the note ratings on Rating Watch Negative (RWN). The ‘AA’ rating of the preferred shares issued by the Fund was also placed on RWN.

On May 4, May 6, May 26, and June 8, 2020, the Fund increased its credit facility by $15,000,000, $5,000,000, $25,000,000 and $20,000,000, respectively.

At a shareholder meeting held on June 10, 2020, shareholders voted to make certain changes to the Fund’s fundamental investment policies, which changes went into effect on or about June 24, 2020. With these policy changes, it is anticipated that there will be a reduction in the exposure to Australian dollar denominated bonds in favor of a more diversified exposure in terms of country and currency allocations and a reduction in the average credit rating of the bonds in the Fund’s portfolio. Because the Fund previously could invest in emerging markets and was permitted to invest in lower-rated securities, it was already subject to the related risks of doing so, including emerging markets risk, foreign currency exposure risk, and high-yield bonds and other lower-rated securities risk. However, portfolio changes consistent with the policy changes will increase the extent to which the Fund is subject to these risks. Following is a summary of the fundamental policy changes that were approved by shareholders and that went into effect on or about June 24, 2020:

•          To amend the fundamental policy regarding investment of up to 80% in Asian Debt securities so that the Fund would normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in “Asia-Pacific debt” securities and to define “Asia-Pacific debt”.

•          To eliminate the Fund’s fundamental investment policy that the maximum country exposure to any one Asian Country (other than Korea) is limited to 20% of the Fund’s total assets.

•          To eliminate the Fund’s fundamental investment policy that at least 20% of the Fund’s total assets will be invested in “Australian debt securities.”

Aberdeen Asia-Pacific Income Fund, Inc.	43

Notes to Financial Statements (unaudited) (continued)

•         To eliminate the Fund’s fundamental investment policy that the maximum country exposure for Korea is limited to 40% of the Fund’s total assets.

•         To eliminate the Fund’s fundamental investment policy that the maximum country exposure for New Zealand is limited to 35% of the Fund’s total assets.

•         To eliminate the Fund’s fundamental investment policy that the maximum currency exposure to any one Asian currency (other than Korea) is limited to 10% of total assets.

•         To eliminate the Fund’s fundamental investment policy that the maximum currency exposure for Korea is 25% of the Fund’s total assets.

•         To eliminate the Fund’s fundamental investment policy that the maximum currency exposure for New Zealand is 35% of the Fund’s total assets.

•         To make the Fund’s fundamental temporary defensive investment policy with respect to temporarily investing 100% of its assets in

U.S. debt securities a non-fundamental policy but to include U.S. cash as well.

•         To make the Fund’s fundamental investment policy to invest up to 35% of its total assets in Asian debt securities rated below BBB- or Baa3 a non-fundamental policy – but with respect to Asia-Pacific debt securities instead of Asian debt securities.

•         To make the Fund’s fundamental investment policy with respect to entering into repurchase agreements a non-fundamental investment policy.

•         To make the Fund’s fundamental investment policy with respect to investing up to 10% of its total assets in securities rated below B- at the time of investment a non-fundamental investment policy.

On December 11, 2020, the Board also approved changes to the Fund’s non-fundamental policies contingent on shareholders approving the fundamental changes described above. The following non-fundamental policy changes were approved and also went into effect on or about June 24, 2020:

	Current Non-Fundamental Policy	Board Approved Non-Fundamental Policy
Counterparty minimum rating

The Fund will only use counterparty institutions rated A- or better by recognized international rating agencies, except with respect to Korean futures. In Korea, brokerage houses with Korean futures exchanges require deposits into margin accounts, and in many cases, these accounts are with unrated entities.

The Fund will only use counterparty institutions rated A- or better by recognized international rating agencies for all over-the-counter derivatives transactions.
Counterparty exposure limit	A maximum of 7.5% of the Fund’s total assets may be invested in a derivative transaction with any single counterparty.	Terminate such policy.
Sydney exchange exposure

The Fund’s maximum gross exposure (long plus short positions) to derivatives traded on the Sydney Futures Exchange is 20% of its total assets and the maximum net exposure (long positions minus short positions) to derivatives traded on the Sydney Futures Exchange is 15% of the Fund’s total assets.

Terminate such policy.
Asian Futures exchange exposure	A maximum of 7% of the Fund’s total assets may have exposure to derivatives traded on any one Asian Futures Exchanges.	Terminate such policy.
Single position exposure

The Fund intends to limit its investments in the securities of any issuer, except for securities issued or guaranteed as to payment of principal and interest by Australian, New Zealand or Asian Country governmental entities, to 5% of its total assets at the time of purchase

The Fund intends to limit its investments in the securities of any issuer, except for securities issued or guaranteed as to payment of principal and interest by Asia-Pacific Country or Other Country governmental entities, to 5% of its total assets at the time of purchase.

44	Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (unaudited) (concluded)

	Current Non-Fundamental Policy	Board Approved Non-Fundamental Policy
Other Country Exposure	N/A	The Fund may invest up to 10% of its total assets in the debt securities of any Other Country.
Australian government entities	The Fund may invest without limitation in securities of Australian governmental entities and intends to invest at least 25% of its assets in securities of Australian governmental entities.	Terminate such policy.
New Zealand government entities	The Fund may, at the time of purchase, invest up to 24.9% of its total assets in New Zealand governmental securities and Korea governmental securities.	Terminate such policy.
Asian government entities	The Fund also may, at the time of purchase, invest up to 15% of its total assets in Asian Country (other than Korea) governmental securities.	Terminate such policy.
Yen, Euro and British pound exposure	A maximum of 20% of the Fund’s total assets in Asian debt securities can be denominated in any combination of Yen, Euro and British pound.	A maximum of 20% of the Fund’s total assets in Asia-Pacific Country debt securities can be denominated in any combination of Yen, Euro and British pound.
Other Country currency exposure	N/A	The maximum exposure to any one Other Country currency (excluding U.S. dollars) is limited to 10% of the Fund’s total assets.

Aberdeen Asia-Pacific Income Fund, Inc.	45

Dividend Reinvestment and Optional Cash Purchase Plan (unaudited)

The Fund intends to distribute to stockholders substantially all of its net investment income and to distribute any net realized capital gains at least annually. Net investment income for this purpose is income other than net realized long-term and short-term capital gains net of expenses. Pursuant to the Dividend Reinvestment and Optional Cash Purchase Plan (the “Plan”), stockholders whose shares of common stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by Computershare Trust Company N.A. (the “Plan Agent”) in the Fund shares pursuant to the Plan, unless such stockholders elect to receive distributions in cash. Stockholders who elect to receive distributions in cash will receive such distributions paid by check in U.S. Dollars mailed directly to the stockholder by the Plan Agent, as dividend paying agent. In the case of stockholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholders as representing the total amount registered in such stockholders’ names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee and may be required to have their shares registered in their own names in order to participate in the Plan. Please note that the Fund does not issue certificates so all shares will be registered in book entry form. The Plan Agent serves as agent for the stockholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund’s common stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive common stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share (plus expected per share fees) on the valuation date equals or exceeds NAV per share on that date, the Fund will issue new shares to participants at NAV; provided, however, that if the NAV is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the payable date for such distribution or dividend or, if that date is not a trading day on the New York Stock Exchange, the immediately preceding trading date. If NAV exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the NAV of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the NAV of the Fund’s shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

Participants have the option of making additional cash payments of a minimum of $50 per investment (by check, one-time online bank debit or recurring automatic monthly ACH debit) to the Plan Agent for investment in the Fund’s common stock, with an annual maximum contribution of $250,000. The Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on the 25th day of each month or the next trading day if the 25th is not a trading day.

If the participant sets up recurring automatic monthly ACH debits, funds will be withdrawn from his or her U.S. bank account on the 20th of each month or the next business day if the 20th is not a banking business day and invested on the next investment date. The Plan Agent maintains all stockholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by stockholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each stockholder’s proxy will include those shares purchased pursuant to the Plan. There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a per share fee of $0.02 incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends, capital gains distributions and voluntary cash payments made by the participant. Per share fees include any applicable brokerage commissions the Plan Agent is required to pay.

Participants also have the option of selling their shares through the Plan. The Plan supports two types of sales orders. Batch order sales are submitted on each market day and will be grouped with other sale requests to be sold. The price will be the average sale price obtained by Computershare’s broker, net of fees, for each batch order and will be sold generally within 2 business days of the request during regular open market hours. Please note that all written sales requests are always processed by Batch Order. ($10 and $0.12 per share). Market Order sales will sell at the next available trade. The shares are sold real time when they hit the market, however an available trade must be

46	Aberdeen Asia-Pacific Income Fund, Inc.

Dividend Reinvestment and Optional Cash Purchase Plan (unaudited) (concluded)

presented to complete this transaction. Market Order sales may only be requested by phone at 1-800-647-0584 or using Investor Center through www.computershare.com/buyaberdeen. ($25 and $0.12 per share).

The receipt of dividends and distributions under the Plan will not relieve participants of any income tax that may be payable on such dividends or distributions. The Fund or the Plan Agent may terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days prior to the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority) only by mailing a written notice at least 30 days’ prior to the effective date to the participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent by phone at 1-800-647-0584, using Investor Center through www.computershare.com/buyaberdeen or in writing to Computershare Trust Company N.A., P.O. Box 505000, Louisville, KY 40233-5000.

Aberdeen Asia-Pacific Income Fund, Inc.	47

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Corporate Information

Directors

P. Gerald Malone, Chairman

Martin J. Gilbert

Neville J. Miles

William J. Potter

Peter D. Sacks

Moritz Sell

Investment Manager

Aberdeen Standard Investments (Asia) Limited
21 Church Street
#01-01 Capital Square Two
Singapore 049480

Investment Adviser

Aberdeen Standard Investments Australia Limited
Level 10, 255 George Street
Sydney, NSW 2000, Australia

Investment Sub-Adviser

Aberdeen Asset Managers Limited
Bow Bells House, 1 Bread Street
London United Kingdom
EC4M 9HH

Administrator

Aberdeen Standard investments Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103

Custodian

State Street Bank and Trust Company
1 Lincoln Street
Boston, MA 02111

Transfer Agent

Computershare
P.O. Box 505000
Louisville, KY 40233

Independent Registered Public Accounting Firm

KPMG LLP
1601 Market Street
Philadelphia, PA 19103

Legal Counsel

Willkie Farr & Gallagher LLP
787 Seventh Ave
New York, NY 10019

Investor Relations

Aberdeen Standard Ivestments Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103
1-800-522-5465
InvestorRelations@aberdeenstandard.com

Aberdeen Standard Investments (Asia) Limited

The accompanying Financial Statements as of April 30, 2020, were not audited and accordingly, no opinion is expressed therein.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.

The common shares of Aberdeen Asia-Pacific Income Fund, Inc. are traded on the NYSE American equities exchange under the symbol “FAX”. Information about the Fund’s net asset value and market price is available at www.aberdeenfax.com

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Asia-Pacific Income Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

FAX SEMI-ANNUAL

Item 2. Code of Ethics.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 6. Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of close of the reporting period is included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)  Not applicable to semi-annual report on Form N-CSR.

(b)  The Registrant is managed by Aberdeen Standard Investments’ (“ASI”) Asia-Pacific fixed income team. The Asia-Pacific fixed income team works in a truly collaborative fashion; all team members have both portfolio management and research responsibilities. The team is responsible for the day-to-day management of the Registrant.

Effective May 2020, Mark Baker replaced Lin-Jing Leong as part of the team having the most significant responsibility for the day-to-day management of the Registrant’s portfolio which includes Kenneth Akintewe, David Choi, Paul Lukaszewski and Adam McCabe.

(1) The information in the table below is as of July 6, 2020.

Individual & Position	Services Rendered	Past Business Experience
Mark Baker — Investment Director	Responsible for Sovereign Debt on Asian Fixed Income.	Currently, Investment Director on the Asian Fixed Income team at Aberdeen Standard Investments.

(2) The information in the table below is as of April 30, 2020.

Name of Portfolio Manager	Type of Accounts	Total Number of Accounts Managed	Total Assets ($M)	Number of Accounts Managed for Which Advisory Fee is Based on Performance	Total Assets for Which Advisory Fee is Based on Performance ($M)
Mark Baker	Registered Investment Companies	2	$457.08	0	$0
	Pooled Investment Vehicles	13	$537.53	0	$0
	Other Accounts	16	$2,316.91	0	$0

Total assets are as of April 30, 2020 and have been translated to U.S. dollars at a rate of £1.00 = $1.25.

The Advisers serve as investment managers for multiple clients, including the Registrant and other investment companies registered under the 1940 Act and private funds (such clients are also referred to below as “accounts”). The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Registrant’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Registrant. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another.  However, the Advisers believe that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) the Advisers have adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts. In addition, portfolio manager personal trading is monitored to avoid any potential conflicts.

We sometimes enter into agreements for performance-based fees with qualified clients. The existence of such a performance-based fee may create conflicts of interest in the allocation of management time, resources and investment opportunities between different strategies. Additionally, collecting performance-based fees may result in instances in which a portfolio manager concurrently manages accounts with different fee structures for the same strategy. This “side-by-side” active management of accounts by the Advisers may raise potential conflicts of interest.

ASI’s policies generally prohibit portfolio managers from trading in conflict with themselves — specifically, across same strategy accounts that they manage. Generally, portfolio managers are prohibited from taking an “inconsistent position”, or from holding the same security long in some accounts and short in others, unless they are materially underweight in a long only account that must hold that security at some level for benchmark tracking purposes (as this would not appear to represent a conflict of interest). Portfolio managers may, however make different investment decisions for the same security or credit for different strategies they manage, as appropriate.

Another potential conflict could include instances in which securities considered as investments for a Registrant also may be appropriate for other investment accounts managed by the Advisers or their affiliates.  Whenever decisions are made to buy or sell securities for a Registrant and one or more of the other accounts simultaneously, the Advisers may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that they believe to be equitable under the circumstances. As a result of the allocations, there may be instances where the Registrant will not participate in a transaction that is allocated among other accounts. While these aggregations and allocation policies could have a detrimental effect on the price or amount of the securities available to a Registrant from time to time, it is the opinion of the Advisers that the benefits achieved through economies of scale from the Advisers’ organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.  The Registrant have adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

With respect to non-discretionary model delivery accounts, the Advisers will utilize a third party service provider to deliver model portfolio recommendations and model changes to the firms that hire ASI or an affiliate to provide either an investment model for or direct investment management of a group of its clients’ accounts that will all be managed together to a single strategy but which allow for limited customization (e.g. single stock elimination, tax harvesting, etc.) if so requested by the client that owns the particular account  (the “Sponsor”). The Advisers seek to treat clients fairly and equitably over time by delivering model changes to our service provider and investment instructions for our other discretionary accounts to our trading desk, simultaneously or approximately at the same time. The service provider will then deliver the model changes to each Sponsor on a when traded randomized full rotation schedule. All accounts will be included in the rotation schedule, including separately managed account (“SMAs”) and Model Only Sponsors.

The Model Only Sponsors will be responsible for determining how and whether to implement the model portfolio or model changes and for implementation of any client specific investment restrictions. The Sponsors are solely responsible for determining the suitability of the model portfolio for each model delivery client, as well as for executing trades and seeking best execution for such clients.

As it relates to SMAs, ASI will be responsible for suitability, the day to day investment decisions, best execution, accepting or rejecting client specific investment restrictions and performance. The SMA Sponsors will collect suitability information and will provide a summary questionnaire for our review and approval or rejection. Our third party service provider will monitor client specific investment restrictions on a day to day basis. For SMAs, model trades will be traded by the Sponsor or may be executed through a “step-out transaction,”- or traded away- from the client’s Sponsor if doing so is consistent with ASI’s obligation to obtain best execution. The Sponsor does not restrict ASI’s ability to trade away, as ASI has a fiduciary duty to the client, and is therefore responsible for best execution. When placing trades through Sponsor firms (instead of stepping them out), we will generally aggregate orders where it is possible and in the client’s best interests. In the event we are not comfortable that a Sponsor can obtain best execution for a specific security and we are not yet set up for trading away, we may exclude the security from the model.

Trading costs are not covered by the program fee and may result in additional costs to the client. In some instances, step-out trades are executed without any additional commission, mark-up, or mark-down, but in many instances, the executing broker-dealer may impose a commission or a mark-up or mark-down on the trade. Typically, the executing broker will embed the added costs into the price of the trade execution, making it difficult to determine and disclose the exact added cost to clients. In this instance, these additional trading costs will be reflected in the price received for the security, not as a separate commission, on trade confirmations or on account statements. In determining best execution, ASI takes into consideration that the client will not pay additional trading costs or commission if executing with the Sponsor.

While unified managed accounts (“UMAs”) are invested in the same strategies as and may perform similarly to SMAs, there are expected to be performance differences between them. There will be performance differences between UMAs and other types of accounts because ASI does not have discretion over trading and there may be client specific restrictions for SMAs.

ASI may have already commenced trading for its discretionary client accounts before the model delivery accounts have executed ASI’s recommendations. In this event, trades placed by the model delivery clients may be subject to price movements, particularly with large orders or where securities are thinly traded, that may result in model delivery clients receiving less favorable prices than our discretionary clients. ASI has no discretion over transactions executed by model delivery clients and is unable to control the market impact of those transactions.

Timing delays or other operational factors associated with the implementation of trades may result in non-discretionary and model delivery clients receiving materially different prices relative to other client accounts.  This may create performance dispersions within accounts with the same or similar investment mandate.

(3)

ASI’s remuneration policies are designed to support its business strategy as a leading international asset manager. The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for ASI’s clients and shareholders. ASI operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.

ASI’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme. The bonus is a single, fully discretionary variable pay award. The aggregate value of awards in any year is dependent on the group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards, which are payable to all members of staff, are determined by a rigorous assessment of achievement against defined objectives.

The variable pay award comprises a mixture of cash and a deferred award based on the size of the award. Deferred awards are by default Standard Life Aberdeen shares, with an option to put up to 50% of deferral into funds. Overall compensation packages are designed to be competitive relative to the investment management industry.

A long-term incentive plan for key staff and senior employees comprises a mixture of cash and deferred shares in Aberdeen PLC, or after August 2017, Standard Life Aberdeen plc, or select Aberdeen funds (where applicable).  Overall compensation packages are designed to be competitive relative to the investment management industry. ASI has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives’ interests with ASI’s sustained performance and, in respect of the deferral into funds, managed by ASI, to align the interest of asset managers with our clients.

Employee Engagement

At ASI, we recognize the need to retain key personnel and pride ourselves on low turnover - in 2018 ASI overall voluntary was 13% and 2019 overall turnover was 8.08%.  We believe that this has been achieved for a number of reasons, both qualitatively (firm culture and structure) as well as quantitatively (competitive rewards package). The culture aids in the retention of key professionals because it promotes a true “team approach”, combined with a shared purpose, strategic drivers and behaviors aligned across the entire firm.

Base Salary

ASI’s policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is generally to reflect inflation and is applied in a manner consistent with other ASI employees; any other increases must be justified by reference to promotion or changes in responsibilities.

Annual Bonus

The Remuneration Committee determines the key performance indicators that will be applied in considering the overall size of the bonus pool. In line with practices amongst other asset management companies, individual bonuses are not subject to an absolute cap. However, the aggregate size of the bonus pool is dependent on the group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

ASI has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives’ interests with ASI’s sustained performance and, in respect of the deferral into funds, managed by ASI, to align the interest of asset managers with our clients.

Staff performance is reviewed formally at least once a year. The review process evaluates the various aspects that the individual has contributed to ASI, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, ASI takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations through key performance indicator (“KPI”) scorecards. To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year - January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts the team manages.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process. A combination of the team’s and individual’s performance is considered and evaluated. Although performance is not a substantial portion of a portfolio manager’s compensation, ASI also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes. Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the ASI environment. Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via ASI’s dynamic compliance monitoring system.

In regards to the equity-specific remuneration, a simple performance measurement framework has been implemented to help drive consistency and transparency across the equity division and also clearly link individual’s performance and contribution to the success of their relevant strategies, desk and key stakeholders.

(4)

Individual	Dollar Range of Equity Securities in the Registrant Beneficially Owned by the Portfolio Manager as of April 30, 2020
Mark Baker	None

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases were made by or on behalf of the Registrant during the period covered by the report.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period ended April 30, 2020 there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a)         The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)         There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 -       Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

Item 13. Exhibits.

(a)(1)            Not applicable.

(a)(2)            Certifications pursuant to Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)            Not applicable.

(b)         Certifications pursuant to Rule 30a-2(b) under the Act and section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(c)          A copy of the Registrant’s notices to stockholders, which accompanied distributions paid, pursuant to the Registrant’s Managed Distribution Policy since the Registrant’s last filed N-CSR, are filed herewith as Exhibits 13(c)(1), 13(c)(2), 13(c)(3), 13(c)(4), 13(c)(5), 13(c)(6) and 13(c)(7), as required by the terms of the Registrant’s SEC exemptive order.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Asia-Pacific Income Fund, Inc.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Asia-Pacific Income Fund, Inc.

Date: July 6, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Asia-Pacific Income Fund, Inc.

Date: July 6, 2020

By:	/s/ Andrea Melia
Andrea Melia,
Principal Financial Officer of
Aberdeen Asia-Pacific Income Fund, Inc.

Date: July 6, 2020

EXHIBIT LIST

13(a)(2) — Rule 30a-2(a) Certifications

13(b) — Rule 30a-2(b) Certifications

13(c)(1), 13(c)(2), 13(c)(3), 13(c)(4), 13(c)(5), 13(c)(6) and 13(c)(7) — Distribution notice to stockholders